[Graphic Omitted]                               [Graphic Omitted]

                        CharterMac
                               Capital Solutions
                                                First Quarter 2002
                                                Supplemental Analyst Package

      [Graphic Omitted]                               [Graphic Omitted]


CharterMac                                              First Quarter 2002
       Capital Solutions                                Supplemental Analyst Package


Charter Municipal Mortgage Acceptance Company           Table of Contents
625 Madison Avenue
New York, NY  10022                                     At a Glance                                                                3
Phone:  212-558-1765
Fax:  212-751-3550                                      Financial Highlights                                                       4
Web Site:  www.chartermac.com
AMEX Symbol:  CHC                                       Consolidated Balance Sheets - Five Quarters ended March 31, 2002           7

Investor Contacts:                                      Consolidated Statements of Income - Five Quarters
  Alan P. Hirmes                                         ended March 31, 2002                                                      8
  Senior Managing Director
  212-421-5333                                          Cash Available for Distribution (CAD) Calculation,
                                                         including Net Income to CAD Reconciliation                                9
  Brenda Abuaf
  Director of Investor Relations                        Capitalization                                                            10
  800-831-4826
                                                        Floating Rate Cost of Funds Index (Bond Market Association Index)         11

Certain items in this document may  constitute          Revenue Bond Portfolio                                                    12
forward-looking  statements within the meaning
of the Private  Litigation  Reform Act of 1995          Revenue Bond Portfolio Statistical Analysis                               16
and as such  may  involve  known  and  unknown
risks,  uncertainties  and other factors which          Acquisition Activity                                                      18
may cause the actual results,  performances or
achievements  of  CharterMac  to be materially          Disposition Activity                                                      19
different    from    any    future    results,
performances  or  achievements   expressed  or          Construction and Rehabilitation Revenue Bond Performance                  20
implied  by such  forward-looking  statements.
Such forward-looking  statements speak only as          Reporting Definitions                                                     22
of  the  date  of  this  document.  CharterMac
expressly    disclaims   any   obligation   or
undertaking to release publicly any updates or
revisions  to any  forward-looking  statements
contained  herein  to  reflect  any  change in
CharterMac's  expectations with regard thereto
or   change   in   events,    conditions    or
circumstances  on which any such  statement is
based.


                                                            Page 2 of 22

--------------------------------------------------------------------------------

  [LOGO OMITTED]     CharterMac provides superior total returns
  to investors by consistently increasing Cash Available for Distribution and thus dividends (substantially all of which are tax-exempt) and capital appreciation from increased share price.

--------------------------------------------------------------------------------
                             INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


     Closing Share Price (03/31/02)                       $15.78

     Range for quarter                           $15.47 - $16.69

     1Q02 Dividend                             $1.24 (annualized)

     Dividend Yield                                         7.9%

     Tax Adjusted Dividend Yield                           12.6%

     Quarter's CAD Payout Ratio                            85.0%



--------------------------------------------------------------------------------
                               NATIONAL PRESENCE
                  Geographic Distribution (based on par value)
--------------------------------------------------------------------------------


     Central                                                 42%

     West                                                    19%

     East                                                    39%


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
                              (Based on par value)
--------------------------------------------------------------------------------


     Lease-Up                                                24%

     New Construction                                        26%

     Rehab                                                    7%

     Stabilized                                              43%


--------------------------------------------------------------------------------


     CharterMac is principally engaged in the acquisition and ownership of tax-exempt multifamily housing revenue bonds and other investments that produce primarily tax-exempt income issued by various state or local governments, agencies or authorities.


--------------------------------------------------------------------------------
                               ACQUISITIONS VOLUME
                              (Face Value; $million)
--------------------------------------------------------------------------------


                              $300
                              ____           $296
                             |    |          ____
                             |    |         |    |
                             |    |         |    |
                             |    |         |    |
                             |    |         |    |
               $196          |    |         |    |
               ____          |    |         |    |
              |    |         |    |         |    |
              |    |         |    |         |    |
              |    |         |    |         |    |
              |    |         |    |         |    |
              |    |         |    |         |    |
              |    |         |    |         |    |
              |    |         |    |         |    |          $28
              |    |         |    |         |    |          ____
              |    |         |    |         |    |         |    |
              |    |         |    |         |    |         |    |
          -----------------------------------------------------------
               1999           2000           2001         YTD 2002


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                            1st QUARTER COMPARATIVE
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              $29,350
             $0.3645                                            | |
               | |                                              | |
               | |                    $17,559                   | |
   $0.3290     | |                      | |                     | |
     | |       | |                      | |                     | |
     | |       | |                      | |         $16,857     | |
     | |       | |                      | |           | |       | |
     | |       | |          $7,631      | |           | |       | |
     | |       | |            | |       | |           | |       | |
     | |       | |            | |       | |           | |       | |
     | |       | |            | |       | |           | |       | |
     | |       | |            | |       | |           | |       | |
     | |       | |            | |       | |           | |       | |
     | |       | |            | |       | |           | |       | |
     | |       | |            | |       | |           | |       | |
    2001       2002          2001       2002         2001       2002

     10.8% increase         130.1% increase          74.1% increase
        in CAD              in Net Income to          in Revenues
    per diluted share        shareholders               (000's)
                                (000's)

                 Comparision to same quarter of prior year

--------------------------------------------------------------------------------
                               CAPITAL STRUCTURE
--------------------------------------------------------------------------------

     Total Market Capitalization                $1,497.9 million

     Common & CRA Shares
       Outstanding (diluted)                        43.0 million

     Equity Market
       Capitalization                             $897.6 million

     Total Debt                                   $600.3 million

     Preferred Equity                             $218.5 million

     % of total capitalization
       at a Fixed Rate                                     69.9%

--------------------------------------------------------------------------------


CharterMac                                                                                                        First Quarter 2002
       Capital Solutions                                                                                Supplemental Analyst Package

                                                        Financial Highlights
                                              (Annual - audited; Quarterly - unaudited)

                                                           Quarters Ended March 31,                       Years Ended December 31,
                                                          --------------------------                   -----------------------------
(Dollars in thousands, except per share data)                2002             2001                        2001              2000
                                                          ------------  ------------                   -------------   -------------

Operating Data
Revenues                                                  $     29,350  $     16,857                    $     75,081   $     59,091
Net Income                                                      18,824         8,536                          38,985         30,091
Net Income Available to Common and CRA Shareholders             17,559         7,631                          35,011         27,074
CAD to Common and CRA Shareholders                              14,158         8,341                          41,840         28,203
Per Share data:
    Net Income Available to Common and CRA Shareholders
      per diluted Share                                   $      0.452  $      0.301                    $      1.135   $      1.222
    CAD per diluted Share                                 $      0.364  $      0.329                    $      1.357   $      1.273
    Dividends per Common and CRA Share                    $      0.310  $      0.275                    $      1.140   $      1.070
Weighted Average diluted Common and CRA Shares              38,845,985    25,350,314                      30,837,340     22,152,239

Ratios
Interest Expense and Fees Coverage                                 3.7x          3.1x                            3.4x           2.8x
Fixed Charge Coverage                                              2.4x          2.2x                            2.4x           2.2x
CAD Payout Ratio (per share basis)                                85.0%         83.6%                           84.0%          84.1%


                                                            March 31,   December 31,    September 30,     June 30,        March 31,
                                                              2002         2001             2001            2001            2001
                                                          ------------  ------------    ------------   -------------   ------------

Capitalization
Total Debt                                                $    600,330  $    598,383    $    459,760   $     347,494   $    376,508
Preferred Equity                                               218,500       218,500         169,000         169,000        169,000
Market Equity                                                  679,094       596,509         527,312         525,755        385,172
                                                          ------------  ------------    ------------   -------------   ------------
    Total Capitalization                                  $  1,497,924  $  1,413,392    $  1,156,072   $   1,042,249   $    930,680
                                                          ============  ============    ============   =============   ============

Total Debt to Total Assets                                       38.9%         42.1%           40.4%           34.1%          41.1%
Total Debt to Total Market Capitalization                        40.1%         42.3%           39.8%           33.3%          40.5%
Total Common and CRA Shares Outstanding                     43,035,102    36,708,272      33,018,938      32,962,704     25,290,340
Share Price at period-end                                 $      15.78  $      16.25    $      15.97   $       15.95   $      15.23



See Reporting Definitions for additional guidance


CharterMac                                                                                                        First Quarter 2002
       Capital Solutions                                                                                Supplemental Analyst Package


                                                        Proven Value Creation


                Cash Available for Distribution (CAD) per Share                                 Earnings per Share


$1.60 -|                                                             $1.40 -|
       |                                                                    |                                $1.22
       |                                                                    |                                 ____
$1.40 -|                                              $1.36          $1.20 -|                                |    |        $1.14
       |                                $1.27          ____                 |                  $1.02         |    |         ____
       |                 $1.19           ____         |    |                |  $0.98           ____          |    |        |    |
$1.20 -|                  ____          |    |        |    |         $1.00 -|   ____          |    |         |    |        |    |
       |                 |    |         |    |        |    |                |  |    |         |    |         |    |        |    |
       |  $1.00          |    |         |    |        |    |                |  |    |         |    |         |    |        |    |
$1.00 -|   ____          |    |         |    |        |    |         $0.80 -|  |    |         |    |         |    |        |    |
       |  |    |         |    |         |    |        |    |                |  |    |         |    |         |    |        |    |
       |  |    |         |    |         |    |        |    |                |  |    |         |    |         |    |        |    |
$0.80 -|  |    |         |    |         |    |        |    |         $0.60 -|  |    |         |    |         |    |        |    |
       |  |    |         |    |         |    |        |    |                |  |    |         |    |         |    |        |    |
       |  |    |         |    |         |    |        |    |                |  |    |         |    |         |    |        |    |
$0.60 ---------------------------------------------------------      $0.40 ---------------------------------------------------------
           1998           1999           2000          2001                     1998           1999           2000          2001


                   CAD per Share Payout Ratio                                                  Dividends per Share


100%  |
      |
      |     92%
 95% -|    ____                                                      $1.30 -|                                               $1.24
      |   |    |                                                            |                                                ____
      |   |    |                                                     $1.20 -|                                    $1.14      |    |
 90% -|   |    |                                                            |                        $1.07        ____      |    |
      |   |    |                                                     $1.10 -|                         ____       |    |     |    |
      |   |    |                                                            |             $1.00      |    |      |    |     |    |
 85% -|   |    |                                                     $1.00 -|  $0.93       ____      |    |      |    |     |    |
      |   |    |                        84%            84%                  |   ____      |    |     |    |      |    |     |    |
      |   |    |         83%            ____           ____          $0.90 -|  |    |     |    |     |    |      |    |     |    |
 80% -|   |    |         ____          |    |         |    |                |  |    |     |    |     |    |      |    |     |    |
      |   |    |        |    |         |    |         |    |         $0.80 -|  |    |     |    |     |    |      |    |     |    |
      |   |    |        |    |         |    |         |    |                |  |    |     |    |     |    |      |    |     |    |
 75% -|   |    |        |    |         |    |         |    |         $0.70 -|  |    |     |    |     |    |      |    |     |    |
      |   |    |        |    |         |    |         |    |                |  |    |     |    |     |    |      |    |     |    |
      |   |    |        |    |         |    |         |    |         $0.60 -|  |    |     |    |     |    |      |    |     |    |
 70% -|   |    |        |    |         |    |         |    |                |  |    |     |    |     |    |      |    |     |    |
      |   |    |        |    |         |    |         |    |         $0.50 -|  |    |     |    |     |    |      |    |     |    |
      |   |    |        |    |         |    |         |    |                |  |    |     |    |     |    |      |    |     |    |
 65% -|--------------------------------------------------------      $0.40 ---------------------------------------------------------
           1998          1999           2000           2001                     1998       1999       2000        2001       2002*

                                                                           * Latest quarterly dividend annualized.


                                                            Page 5 of 22


CharterMac                                                                                                        First Quarter 2002
       Capital Solutions                                                                                Supplemental Analyst Package


                                                        Proven Value Creation

                                 Total Return Since Inception on a Nominal and Tax Adjusted Basis(1)


40% -|------------------------------------------------------------------------------------------------------------------------------
     |
     |
     |                                                                                                           34.5%
35% -| -----------------------------------------------------------------------------------------------------------------------------
     |                                                                                                       |//////////|
     |                                                                                                       |//////////|
     |                                                               29.2%                           29.4%   |//////////|
30% -|-------------------------------------------------------------------------------------------------------|//////////|-----------
     |                                                           |//////////|                     |          |//////////|
     |                                                           |//////////|                     |          |//////////|
     |                                                           |//////////|                     |          |//////////|
25% -|---------------------------------------------------23.5%---|//////////|---------------------|          |//////////|-----------
     |                                                |          |//////////|                     |          |//////////|
     |                                                |          |//////////|                     |          |//////////|
     |                   20.4%                        |          |//////////|                     |          |//////////|
20% -|------------------------------------------------|          |//////////|---------------------|          |//////////|-----------
     |               |//////////|                     |          |//////////|                     |          |//////////|
     |               |//////////|                     |          |//////////|                     |          |//////////|
     |       15.1%   |//////////|                     |          |//////////|                     |          |//////////|
15% -|---------------|//////////|---------------------|          |//////////|---------------------|          |//////////|-----------
     |    |          |//////////|                     |          |//////////|                     |          |//////////|
     |    |          |//////////|                     |          |//////////|                     |          |//////////|
     |    |          |//////////|                     |          |//////////|                     |          |//////////|
10% -|----|          |//////////|---------------------|          |//////////|---------------------|          |//////////|-----------
     |    |          |//////////|                     |          |//////////|                     |          |//////////|
     |    |          |//////////|                     |          |//////////|                     |          |//////////|
     |    |          |//////////|                     |          |//////////|                     |          |//////////|
 5% -|----|          |//////////|---------------------|          |//////////|---------------------|          |//////////|-----------
     |    |          |//////////|                     |          |//////////|                     |          |//////////|
     |    |          |//////////|                     |          |//////////|                     |          |//////////|
     |    |          |//////////|                     |          |//////////|                     |          |//////////|
 0% -|-----------------------------------------------------------------------------------------------------------------------------

            Since Inception (2)                               2000 (3)                                    2001 (3)

                                         ________________________________________________
                                        |                                                |
                                        |  |_| Nominal Return  |//| Tax Adjusted Return  |
                                        |________________________________________________|


          (1)  As of each respective period; taxable equivalent yield calculated using the highest applicable tax bracket.
          (2)  Calculated on an average annual basis. CharterMac listed on the American Stock Exchange on October 1, 1997.
          (3)  Return calculated on an annual basis based on actual one year return.


                                                            Page 6 of 22


CharterMac                                                                                                        First Quarter 2002
       Capital Solutions                                                                                Supplemental Analyst Package

                                                     Consolidated Balance Sheets
                                                             (unaudited)

(Dollars in thousands, except per share data)
                                                           March 31,    December 31,   September 30,     June 30,         March 31,
                                                             2002           2001            2001           2001            2001
                                                          -----------   ------------   -------------   -------------   -------------

Assets
  Revenue bonds at fair value                             $ 1,122,301   $  1,137,715   $     974,832   $     935,984   $    841,368
  Cash, cash equivalents and temporary investments            238,260        110,033         112,465          39,363         30,759
  Promissory notes and mortgages receivable                    56,026         45,023          12,784          10,336         10,411
  Other assets                                                128,373        127,355          36,945          33,956         33,038
                                                          -----------   ------------   -------------   -------------   -------------
  Total Assets                                            $ 1,544,960   $  1,420,126   $   1,137,026   $   1,019,639   $    915,576
                                                          ===========   ============   =============   =============   ============



Liabilities and Shareholders' Equity

Liabilities
  Financing arrangements                                  $   526,193   $    541,796   $     459,760   $     347,494   $    376,508
  Notes payable                                                74,137         56,586             -               -              -
  Interest rate swaps                                           1,936          2,958           4,253           1,047          1,367
  Accounts payable, accrued expenses and other liabilities     14,932         13,820           3,318           3,064          2,847
  Due to Manager and affiliates                                 2,046          2,266           1,824           1,640          1,640
  Due to FNMA                                                  18,359         18,406             -               -              -
  Deferred tax liability                                       10,432         10,251             -               -              -
  Reserve for possible DUS losses                               1,992          1,937             -               -              -
  Distributions payable to preferred shareholders               3,764          3,693           2,962           2,962          2,962
  Distributions payable to shareholders                        13,341         11,013           9,575           9,065          6,955

                                                          -----------   ------------   -------------   -------------   -------------
  Total Liabilities                                           667,132        662,726         481,692         365,272        392,279
                                                          -----------   ------------   -------------   -------------   -------------

  Preferred shares of subsidiary                              218,500        218,500         169,000         169,000        169,000
                                                          -----------   ------------   -------------   -------------   -------------

  Minority interest in consolidated subsidiary                  3,955          3,652             -               -              -

Shareholders' Equity
  Beneficial owners' equity - Convertible CRA                  25,790         25,522          25,251          25,617         34,401
     shareholders
  Beneficial owner's equity - manager                           1,246          1,069             970             865            792
  Beneficial owners' equity - common shareholders             608,023        511,456         460,976         459,259        345,508
  Treasury shares                                                (103)          (103)           (103)           (103)          (103)
  Accumulated other comprehensive income (loss)                20,417         (2,696)           (760)           (271)       (26,301)

                                                          -----------   ------------   -------------   -------------   -------------
  Total Shareholders' Equity                                  655,373        535,248         486,334         485,367        354,297

                                                          -----------   ------------   -------------   -------------   -------------
  Total Liabilities and Shareholders' Equity              $ 1,544,960   $  1,420,126   $   1,137,026   $   1,019,639   $    915,576
                                                          ===========   ============   =============   =============   ============


CharterMac                                                                                                        First Quarter 2002
       Capital Solutions                                                                                Supplemental Analyst Package

                                                  Consolidated Statements of Income
                                                             (unaudited)

(Dollars in thousands, except per share data)
                                                         March 31,    December 31,    September 30,     June 30,        March 31,
                                                           2002           2001            2001            2001            2001
                                                      -------------   -------------   -------------   -------------   --------------

Revenues:
  Interest Income:
    Revenue bonds                                     $     22,920    $     19,980    $      18,819   $     16,361    $     16,341
    Temporary investments                                      220             393              270            391             225
    Promissory notes                                           163             525              168            233             256
  Equity in earnings of ARCap                                  547             456              -              -               -
  Mortgage banking fees                                      1,656             -                -              -               -
  Servicing fees                                             1,853             -                -              -               -
  Other income                                               1,991              71               50            506              35
                                                      -------------   -------------   -------------   -------------   --------------
  Total Revenues                                            29,350          21,425           19,307         17,491          16,857
                                                      -------------   -------------   -------------   -------------   --------------
Expenses:
  Interest expense                                           3,991           3,327            3,010          3,890           3,414
  Recurring fees related to the TOP                            727             733              623            570             564
  Bond servicing                                               766             699              618            595             542
  General and administrative                                 5,599             759              523            729             742
  Amortization                                               2,240             243              222            203             199
  Minority interest expense                                    302             -                -              -               -
  Provision for loss under FNMA DUS product line               326             -                -              -               -
                                                      -------------   -------------   -------------   -------------   --------------
  Total Expenses                                            13,951           5,761            4,996          5,987           5,461
                                                      -------------   -------------   -------------   -------------   --------------

  Income before gain on repayment of revenue bonds          15,399          15,664           14,311         11,504          11,396

  Gain (Loss) on sale of loans                               3,613             -               -               -               -
  Gain (Loss) on impairment of assets                                          -               -              (400)            -
  Gain (Loss) on bond repayments                             3,757          (1,013)            -               -               102

  Income before allocation to preferred shareholders
       of subsidiary                                        22,769          14,651          14,311          11,104          11,498

  Income allocated to preferred shareholders                (3,764)         (3,693)         (2,962)         (2,962)         (2,962)

  Provision of income tax                                      181             -               -               -               -
                                                      -------------   -------------   -------------   -------------   --------------
  Net Income                                          $     18,824    $     10,958    $     11,349    $      8,142    $      8,536
                                                      =============   =============   =============   =============   ==============
Allocation of Net Income to:
  Distributions to Manager                            $     (1,265)   $     (1,128)   $     (1,003)   $       (939)   $       (905)
                                                      -------------   -------------   -------------   -------------   --------------
  Shareholders:
    Common shareholders                               $     16,707    $      8,995    $     10,166    $      6,548    $      6,850
    CRA convertible preferred shareholders                     852             835             180             655             781
                                                      -------------   -------------   -------------   -------------   --------------
  Total for Shareholders                              $     17,559    $      9,830    $     10,346    $      7,203    $      7,631
                                                      =============   =============   =============   =============   ==============

                                                      -------------   -------------   -------------   -------------   --------------
Net income per common and CRA shares - basic          $       0.45    $       0.28    $       0.31    $       0.24    $       0.30
                                                      =============   =============   =============   =============   ==============
                                                      -------------   -------------   -------------   -------------   --------------
Net income per common and CRA shares - diluted        $       0.45    $       0.28    $       0.31    $       0.24    $       0.30
                                                      =============   =============   =============   =============   ==============


CharterMac                                                                                                        First Quarter 2002
       Capital Solutions                                                                                Supplemental Analyst Package

                                        Calculation of Cash Available for Distribution (CAD)
                                                             (unaudited)

(Dollars in thousands, except per share data)         Quarters Ended March 31,                    Years Ended December 31,
                                                   -----------------------------                ----------------------------
                                                      2002                2001                    2001               2000
                                                   -------------   -------------                -------------   ------------

Sources of Cash
  Interest Income:
    Revenue bonds                                  $      22,920   $      16,341                $      71,500   $     55,709
    Temporary investments                                    220             225                        1,279          2,380
    Promissory notes                                         163             256                        1,184          1,001
    Equity in income of ARCap                                547             -                            456            -
    Other income                                           1,991              35                          662            -
    Mortgage Servicing Fees                                1,853             -                            -              -
    Mortgage Banking Fees                                  1,656             -                            -              -
    Net amortization (accretion) included in
      income                                                 743             536                        4,298            923
                                                   -------------   -------------                -------------   ------------
Total Sources of Cash                              $      30,093   $      17,393                $      79,379   $     60,013
                                                   -------------   -------------                -------------   ------------

Uses of Cash
  Total expenses                                          14,132           5,461                       22,205         21,050
  Income allocated to preferred shareholders               3,764           2,962                       12,578          8,594
Less:
  Amortization included in expenses                       (2,240)           (199)                        (865)          (577)
  Provision for FNMA DUS Losses                             (326)            -                            -              -
  Provision for Taxes                                       (181)            -                            -              -
  Minority Interest Expense                                 (302)            -                            -              -
                                                   -------------   -------------                -------------   ------------
Total Uses of Cash                                 $      14,847   $       8,224                $      33,918   $     29,067
                                                   -------------   -------------                -------------   ------------

Cash Available for Distribution (CAD)              $      15,246   $       9,169                $      45,461   $     30,946

Less:  Special Distribution to Manager                    (1,088)           (828)                      (3,621)        (2,743)
                                                   -------------   -------------                -------------   ------------
CAD to Common and CRA shareholders                 $      14,158   $       8,341                $      41,840   $     28,203
                                                   =============   =============                =============   ============


Distributions to Common and CRA shareholders       $      13,341   $       6,955                $      36,608   $     23,974
                                                   =============   =============                =============   ============

Weighted Average Common and CRA Shares - basic        38,781,464      25,289,651                   30,782,161     22,140,576
Weighted Average Common and CRA Shares - diluted      38,845,985      25,350,314                   30,837,340     22,152,239

CAD per share - basic                              $        0.37   $        0.33                $        1.36   $       1.27
                                                   =============   =============                =============   ============
CAD per share - diluted                            $        0.36   $        0.33                $        1.36   $       1.27
                                                   =============   =============                =============   ============

CAD Payout Ratio (per share basis)                         85.0%           83.6%                        84.0%          84.1%


                                Reconciliation of Net Income to Cash Available for Distribution (CAD)
                                                             (unaudited)

                                                      Quarters Ended March 31,                    Years Ended December 31,
                                                   -----------------------------                ----------------------------
                                                      2002                2001                    2001               2000
                                                   -------------   -------------                -------------   ------------

Net Income allocated to shareholders               $      17,559   $       7,631                $      35,011   $     27,074

  Amortization included in income                            435             324                        1,631          1,041
  Accretion of Purchase Accounting Adj                       -               -                           (144)          (117)
  Straight Lining of Effective Yield on Bonds                308             212                        2,642            -
  Amortization expense                                     2,240             199                          865            577
  Loss on impairment of bonds                                -               -                            400            -
  Loss (gain) on repayment of revenue bonds               (7,370)           (102)                         912           (645)
  Net income allocated to Manager                            177              77                          354            273
  Miscellaneous Other Adjustment                             809             -                            169            -
                                                   -------------   -------------                -------------   ------------
CAD to Common and CRA shareholders                 $      14,158   $       8,341                $      41,840   $     28,203
                                                   =============   =============                =============   ============


----------------
See Reporting Definitions for additional guidance


                                  Page 9 of 22


CharterMac                                                                                                        First Quarter 2002
       Capital Solutions                                                                                Supplemental Analyst Package

                                                  Capitalization as of Quarter End
                                                            (unaudited)

(Dollars in thousands, except per share data)
------------------------------------------------------------------------------------------------------------------------------------
Debt
------------------------------------------------------------------------------------------------------------------------------------
                                               Weighted Average                                              Percentage of
                                               Interest Rate for        Outstanding      Percentage of        Total Market
          Description          Program             12 months              Balance         Total Debt          Capitalization
------------------------------------------------------------------------------------------------------------------------------------

Financial Arrangements         PFloats          2.31%                  $     176,193        29.4%                 11.8%
Financial Arrangements          TOPs            2.24%                        350,000        58.3%                 23.4%
Notes Payable                                   4.27%                         74,137        12.3%                  4.9%
                                          ------------------------------------------------------------------------------------------
Total / Weighted Average                        2.51%                  $     600,330       100.0%                 40.1%
                                          ==========================================================================================


------------------------------------------------------------------------------------------------------------------------------------
Cumulative Preferred Stock
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Mandatory      Liquidation      Percentage of
                                                                      Mandatory     Repurchase   Preference (Total   Total Market
          Description        Issuance Date      Dividend Rate        Tender Date       Date             Par)         Capitalization
------------------------------------------------------------------------------------------------------------------------------------

Series A                      06/29/1999           6.625%            06/30/2009      06/30/2049   $      90,000          6.0%
Series A-1                    07/21/2000           7.100%            06/30/2009      06/30/2049          24,000          1.6%
Series A-2                    10/09/2001           6.300%            06/30/2009      06/30/2049          31,000          2.1%
Series B                      07/21/2000           7.600%            11/30/2010      11/30/2050          55,000          3.7%
Series B-1                    10/09/2001           6.800%            11/30/2010      11/30/2050          18,500          1.2%
                                           -----------------------                               -----------------------------------
  Total / Weighted Average                         6.891%                                         $     218,500         14.6%
                                           =======================                               ===================================


------------------------------------------------------------------------------------------------------------------------------------
CRA Convertible Preferred Stock
------------------------------------------------------------------------------------------------------------------------------------
                         Transaction                               Market Price     Transaction                         Conversion
          Description       Date            Number of Shares         per Share      Share Price       Conversion Price     Ratio
------------------------------------------------------------------------------------------------------------------------------------

Initial Issuance         05/10/2000             1,946,000             $11.88          $14.13               $15.33         92.17%
4Q 2000 Issuance         12/14/2000               644,000             $13.00          $14.13               $14.60         96.78%
2Q 2001 Redemption       05/24/2001              (707,636)            $14.64          $12.70                 n/a            n/a
                                         ------------------------
  Total                                         1,882,364
                                         ========================


------------------------------------------------------------------------------------------------------------------------------------
Common and CRA Market Equity
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Percentage of         Percentage of
                                        Shares                                                   Common and          Total Market
          Description                Outstanding       Quarter End       Market Value            CRA Shares          Capitalization
------------------------------------------------------------------------------------------------------------------------------------

CRA Convertible Preferred Stock       1,882,364           $15.78              29,704                 4.4%                 2.0%
Common Stock                         41,152,738           $15.78             649,390                95.6%                43.3%
                                 -------------------                  --------------------------------------------------------------
  Total shares outstanding           43,035,102                              679,094               100.0%                45.3%
                                 ===================                  ==============================================================


------------------------------------------------------------------------------------------------------------------------------------
  Total Market Capitalization
------------------------------------------------------------------------------------------------------------------------------------
                                                          Balance         % of Total
                                                  -------------------------------------

     Equity (Common & Preferred)                      $   897,594            59.9%
     Debt                                                 600,330            40.1%
                                                  -------------------------------------
       Total Market Capitalization                    $ 1,497,924           100.0%
                                                  =====================================


------------------------------------------------------------------------------------------------------------------------------------
Effective Fixed Rate vs. Floating Rate Funding Exposure
------------------------------------------------------------------------------------------------------------------------------------
                                    Before Interest Rate Swaps                           After Interest Rate Swaps
                                    --------------------------                           -------------------------
                                  Floating Rate     Fixed Rate     Interest Swaps       Floating Rate     Fixed Rate     Total
                                  --------------------------------------------------------------------------------------------------

Floating Rate Debt                    600,330                -       (150,000)             450,330                      450,330
Floating to Fixed Rate Swaps                                          150,000                              150,000      150,000
Preferred Equity                          -              218,500                               -           218,500      218,500
Common and CRA Equity                     -              679,094                               -           679,094      679,094
                                  ---------------------------------                   ----------------------------------------------
Total Funding Sources                 600,330            897,594                           450,330       1,047,594    1,497,924
                                  =================================                   ==============================================
% of Total                              40.1%              59.9%                             30.1%           69.9%


------------------------------------------------------------------------------------------------------------------------------------
Dividend Yield
------------------------------------------------------------------------------------------------------------------------------------
                                                            Yield on Period-
                                                                End Market      % Tax-Exempt     Assumed 2002
                             for Quarter       Annualized         Price            Income          Tax Rate      Tax-Adjusted Yield
                      --------------------------------------------------------------------------------------------------------------

1Q 2002 Dividend               $0.310            $1.240            7.9%            96.0%             38.6%            12.6%


                                                           Page 10 of 22


CharterMac                                                                                                        First Quarter 2002
       Capital Solutions                                                                                Supplemental Analyst Package

------------------------------------------------------------------------------------------------------------------------------------
                                                     BMA Indexed Cost of Funds
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------       --------------------------------------------------------------

       Yield Spread between Interest Rates on New Bond                                BMA Indexed History & Trends
     Acquisitions and Debt Cost of Funds since Inception

--------------------------------------------------------------       --------------------------------------------------------------



                      [Graphic Omitted]                                                    [Graphic Omitted]



--------------------------------------------------------------       --------------------------------------------------------------


    Interest rates on new bond acquisitions have remained                CharterMac's cost of debt is indexed on the BMA (Bond
    relatively constant throughout the economic and interest             Market Association) index, a tax exempt, high grade cost
    rate cycle, maintaining positive spread between                      of financing.
    CharterMac's debt cost of funds.
                                                                           - The BMA rate resets weekly; although it has volatil
      - Although the yield curve was inverted during many of               during the year, the average annual BMA rate has not
      the quarters noted above, CharterMac was able to                     significantly deviated from its five year average for
      maintain relative stability on the interest rates on                 the last six years.
      new bond acquisitions.                                               - Although the average annual BMA rate is not
      - In 2000, the BMA average annual rate was at its                    significantly volatile, CharterMac mitigates a portion
      highest in its 15 year history.                                      of its floating rate interest rate risk with
                                                                           floating-to-fixed rate swaps.


                                                            Page 11 of 22


CharterMac
       Capital Solutions
                                                        Portfolio Attributes
                                                            (unaudited)
Effective Date: 03-31-2002
                                                    Last Year of                                      Optional
                                                        Con-      Particip-          Month/            Redemp-
                                                     struction/     ating   Bond      Year     Put      tion    Maturity  Bond Par
     Property             Location     State  Units    Rehab        Bond    Type    Acquired  Date(2)  Date(3)    Date     Amount
------------------------------------------------------------------------------------------------------------------------------------

Tax-Exempt First Mortgage Bonds
Stabilized Portfolio
--------------------

Bristol Village         Bloomington     MN     290      1989         No    80/20     Jul-87   Jan-10   Jan-05   Dec-27   17,000,000
Carrington Point        Los Banos       CA      80      1999         No    LIHTC     Sep-98   Oct-17   Oct-10   Sep-40    3,375,000
Casa Ramon              Orange County   CA      75      2001         No    LIHTC     Jul-00   Oct-16   Oct-16   Sep-35    4,744,000
Cedar Creek             McKinney        TX     250      1988         No    80/20     Dec-86   Oct-10   Oct-03   Oct-20    8,100,000
Cedar Pointe            Nashville       TN     210      1989         Yes   80/20     Apr-87   Nov-06   Mar-04   Apr-17    9,500,000
Cedarbrook              Hanford         CA      70      1999         No    LIHTC     Apr-98   May-17   Jun-10   May-40    2,840,000
Crowne Pointe           Olympia         WA     160      1986         Yes   80/20     Dec-86   6 mo.    Sep-11   Aug-29    5,075,000
Cypress Run             Tampa           FL     408      1988         Yes   80/20     Aug-86   Dec-29   Dec-04   Dec-29   15,402,428
Del Monte Pines         Fresno          CA     366      2000         No    LIHTC     May-99   May-17   May-17   May-36   11,000,000
Douglas Pointe          Miami           FL     176      2001         No    LIHTC     Sep-99   Oct-26   Oct-16   Sep-41    7,100,000
Fort Chaplin            Washington      DC     549      2000         No    LIHTC     Dec-99   Jan-16   Jan-16   Jan-36   25,800,000
Franciscan Riviera      Antioch         CA     129      2001         No    LIHTC     Aug-99   Apr-16   Apr-16   Aug-36    6,587,500
Garfield Park           Washington      DC      94      2000         No    LIHTC     Aug-99   Aug-17   Aug-17   Aug-31    3,260,000
Greenbriar              Concord         CA     199      2000         No    LIHTC     May-99   May-17   May-17   May-36    9,585,000
Gulfstream              Dania           FL      96      2000         No    LIHTC     Jul-98   Apr-16   Apr-10   Jul-38    3,500,000
Hamilton Gardens        Hamilton        NJ     174      2001         No    LIHTC     Mar-99   Mar-17   Mar-10   Mar-35    6,400,000
Highland Ridge          St. Paul        MN     228      1989         Yes   80/20     Dec-86   Jun-10   Jun-03   Jun-18   15,000,000
Highpointe              Harrisburg      PA     240      1991         Yes   80/20     Jul-86   6 mo.    Jun-96   Jun-06    8,900,000
Highpointe              Harrisburg      PA      *        *           No    80/20     Nov-00   Jun-06     --     Jun-06    3,250,000
Lakepointe              Atlanta         GA     360      1989         Yes   80/20     Nov-87   Jul-05   Jul-05   Jun-17   15,100,000
Lakes Edge at Walden    Miami           FL     400      2001         No    80/20     Jun-99   Jun-13   Jun-19   May-35   14,850,000
Lakes, The              Kansas City     MO     400      1989         Yes   80/20     Dec-86   Dec-06     --     Dec-06   13,650,000
Lewis Place             Gainesville     FL     112      2000         No    LIHTC     Jun-99   Jun-16   Jun-16   Jun-41    4,000,000
Lexington Square        Clovis          CA     130      2000         No    LIHTC     Aug-98   Sep-17   Sep-10   Aug-40    3,850,000
Lexington Trails        Houston         TX     200      1997         No    501(c)3   Nov-00   May-07   May-06   May-22    4,900,000
Loveridge               Pittsburg       CA     148      1987         No    80/20     Nov-86   Jun-04   Jun-04   Nov-06    8,550,000
Mansions, The           Independence    MO     550      1987         No    80/20     May-86   Jan-11   Jan-06   Apr-25   19,450,000
Newport Village         Tacoma          WA     402      1987         Yes   80/20     Feb-87   6 mo.    Sep-06   Aug-29   13,000,000
North Glen              Atlanta         GA     284      1987         Yes   80/20     Sep-86   Jul-05   Jul-05   Jun-17   12,400,000
Ocean Air               Norfolk         VA     434      2001         No    LIHTC     Apr-98   Jan-16   Jan-11   Nov-30   10,000,000
Orchard Hills           Tacoma          WA     176      1987         Yes   80/20     Dec-86   Jun-04   Jun-04   Aug-29    5,650,000
Orchard Mill            Atlanta         GA     238      1990         Yes   80/20     May-89   Jul-05   Jul-05   Jun-17   10,500,000
Park Sequoia            San Jose        CA      81      2001         No    LIHTC     Oct-00   Mar-17   Mar-17   Mar-37    6,740,000
Pelican Cove            St. Louis       MO     402      1989         No    80/20     Feb-87   Oct-10   Oct-03   Oct-20   18,000,000
Phoenix                 Stockton        CA     186      2000         No    LIHTC     Apr-98   Nov-16   Nov-10   Oct-29    3,250,000
Reflections             Casselberry     FL     336      1995         Yes   80/20     Nov-00   Dec-05   Dec-04   Dec-25   10,700,000
River Run               Miami           FL     164      1987         Yes   80/20     Aug-87   6 mo.    Aug-97   Aug-07    7,200,000
Shannon Lake            Atlanta         GA     294      1988         Yes   80/20     Jun-87   Jul-05   Jul-05   Jun-17   12,000,000
Silvercrest             Clovis          CA     100      1999         No    LIHTC     Sep-98   Oct-17   Oct-10   Sep-40    2,275,000
South Congress          Austin          TX     172      2001         No    LIHTC     May-00   Oct-16   Oct-16   Sep-36    6,300,000
Standiford              Modesto         CA     250      2001         No    LIHTC     Sep-99   Apr-16   Apr-16   Aug-36    9,520,000
Stonecreek              Watsonville     CA     120      2000         No    LIHTC     Apr-98   May-17   May-10   Apr-40    8,820,000
Sycamore Woods          Antioch         CA     186      2000         No    LIHTC     May-99   May-17   May-17   May-36    9,415,000
Tallwood                Virginia Beach  VA     120      2000         No    LIHTC     Sep-99   Nov-17   Oct-16   Oct-41    6,205,000
Thomas Lake             Eagan           MN     216      1988         No    80/20     Sep-86   Jan-10   Jan-05   Dec-27   12,975,000
Village Green           Merced          CA      *        *           No    LIHTC     Aug-00     *        *      Aug-14      503,528
Village Green           Merced          CA     128      2001         No    LIHTC     Aug-00   Jan-17   Jan-17   Jan-37    3,078,000
Walnut Park Plaza       Philadelphia    PA     224      2000         No    LIHTC     Apr-00     --     Apr-10   Oct-18    5,500,000
Williams Run            Dallas          TX     252      1986         No    501(c)3   Dec-00   Jan-11   Jan-14   Nov-40   12,650,000
Willow Creek            Ames            IA     138      1988         Yes   80/20     Feb-87   Jul-08   Jul-08   Jun-22    6,100,000

   Stabilized Properties -
    Subtotal /                              --------                                        ----------------------------------------
    Weighted Average                         10,997                                           Oct-12   May-09   May-27   443,550,456
                                            --------                                        ----------------------------------------


                                                                    Effective             Q1 2002
                                     Letter of   Stated   Future     Date of   Q1 2002      Unit       Unaudited
                      Fair Value(4)   Credit    Interest Interest    Future     Rental     Rental       Q1 2002
     Property         at 03/31/2002   Put(5)     Rate(6)  Rate(7)    Rate(7)    Occup.     Rates         DSCR     Entity**
----------------------------------------------------------------------------------------------------------------------------

Tax-Exempt First Mortgage Bonds
Stabilized Portfolio
--------------------

Bristol Village         17,756,000     --         7.500%    --         --        95.1%     400-2,398     1.11x     Owner
Carrington Point         2,989,000     --         6.375%    --         --        99.0%     448-565       1.18x     Owner
Casa Ramon               4,943,000     --         7.500%    --         --       100.0%     652-1086      1.13x     Owner
Cedar Creek              8,381,000     --         7.430%    --         --        84.4%     250-940       1.10x     Owner
Cedar Pointe             9,261,000     --         7.000%    --         --        83.3%     540-860       1.32x     Orig
Cedarbrook               2,808,000     --         7.125%    --         --       100.0%     418-517       1.07x     Owner
Crowne Pointe            5,124,000     --         7.250%    --         --        95.0%     485-845       1.51x     Owner
Cypress Run             12,533,000     --         5.500%    --         --        88.7%     485-855       1.44x     Orig
Del Monte Pines         10,417,000     --         6.800%    --         --        99.0%     388-544       1.36x     Owner
Douglas Pointe           6,921,000     --         7.000%    --         --       100.0%     504-604       1.22x     Equity
Fort Chaplin            24,763,000     --         6.900%    --         --        96.9%     419-1,032     0.98x     Owner
Franciscan Riviera       6,536,000     --         7.125%    --         --        94.6%     500-872       1.62x     Equity
Garfield Park            3,291,000     --         7.250%    --         --        94.7%     585-946       1.33x     Orig
Greenbriar               9,177,000     --         6.875%    --         --        98.0%     750-1,100     1.52x     Owner
Gulfstream               3,518,000     --         7.250%    --         --       100.0%     502-633       1.05x     Owner
Hamilton Gardens         6,311,000     --         7.125%    --         --        97.1%     625-730       1.11x     Equity
Highland Ridge          15,145,000     --         7.250%    --         --        90.4%     850-1,460     1.46x     Owner
Highpointe               4,073,000     --         8.500%    --         --        97.9%     450-830       1.18x     Issuer
Highpointe               5,849,000     --         9.000%    --         --          *          *          1.00x     Holding
Lakepointe              12,617,000     --         6.000%    --         --        94.7%     462-895       1.11x     Equity
Lakes Edge at Walden    14,269,000     --         6.900%    --         --        95.7%     618-944       1.21x     Equity
Lakes, The              11,127,000     --         4.870%    --         --        85.8%     495-700       1.48x     Orig
Lewis Place              3,760,000     --         7.000%    --         --        97.3%     529-642       1.19x     Equity
Lexington Square         3,409,000     --         6.375%    --         --       100.0%     393-471       1.41x     Orig
Lexington Trails         5,521,000     --         9.000%    --         --       100.0%     435-700       0.96x     Holding
Loveridge                8,930,000     --         7.500%    --         --        98.6%     650-1,300     1.76x     Orig
Mansions, The           19,637,000     --         7.250%    --         --        92.4%     410-1,350     1.64x     Owner
Newport Village         13,125,000     --         7.250%    --         --        96.0%     376-690       1.53x     Owner
North Glen              12,951,000     --         7.500%    --         --        93.6%     575-1,010     0.87x     Owner
Ocean Air               10,096,000     --         7.250%    --         --        97.2%     590-690       2.30x     Owner
Orchard Hills            5,704,000     --         7.250%    --         --        96.6%     475-815       1.41x     Owner
Orchard Mill            10,967,000     --         7.500%    --         --        89.9%     459-900       1.21x     Owner
Park Sequoia             7,040,000     --         7.500%    --         --        87.7%     799-1,350     1.24x     Owner
Pelican Cove            18,173,000     --         7.250%    --         --        95.8%     390-725       1.32x     Owner
Phoenix                  3,182,000     --         7.125%    --         --        96.8%     395-721       2.37x     Owner
Reflections             13,411,000     --         9.000%    --         --        93.4%     280-780       1.48x     Owner
River Run                8,021,000     --         8.000%    --         --        93.2%     351-1,034     1.33x     Owner
Shannon Lake            11,698,000     --         7.000%    --         --        84.3%     463-855       0.67x     Issuer
Silvercrest              2,253,000     --         7.125%    --         --        98.0%     300-393       1.36x     Owner
South Congress           6,580,000     --         7.500%    --         --        91.9%     303-504       0.85x     Owner
Standiford               9,446,000     --         7.125%    --         --        95.6%     395-650       1.43x     Owner
Stonecreek               8,718,000     --         7.125%    --         --        99.2%     654-993       1.49x     Owner
Sycamore Woods           9,014,000     --         6.875%    --         --        96.8%     575-1,003     1.66x     Owner
Tallwood                 6,265,000     --         7.250%    --         --        95.0%     597-680       1.25x     Equity
Thomas Lake             13,552,000     --         7.500%    --         --        95.2%     830-1,300     1.49x     Owner
Village Green            3,215,000     --         7.500%    --         --          *          *            *       Owner
Village Green              526,000     --         7.500%    --         --       100.0%     380-485       1.64x     Owner
Walnut Park Plaza        5,718,000     --         7.500%    --         --        88.8%     597-650       1.27x     Owner
Williams Run            12,850,000     --         7.650%    --         --        77.0%     554-751       0.72x     Equity
Willow Creek             6,159,000     --         7.250%    --         --       100.0%     565-810       0.94x     Owner
   Stabilized
    Properties -
    Subtotal /
    Weighted           ------------             ----------                    ----------               ---------
    Average            437,730,000                7.146%                         93.9%                   1.30x
                       ------------             ----------                    ----------               ---------


                                                               Page 12


CharterMac
       Capital Solutions
                                                        Portfolio Attributes
                                                            (unaudited)
Effective Date: 03-31-2002

                                                    Last Year of                                      Optional
                                                        Con-      Particip-          Month/            Redemp-
                                                     struction/     ating   Bond      Year     Put      tion    Maturity  Bond Par
     Property             Location     State  Units    Rehab        Bond    Type    Acquired  Date(2)  Date(3)    Date     Amount
------------------------------------------------------------------------------------------------------------------------------------

Lease-Up Portfolio(8)
---------------------

Armstrong Farm          Jeffersonville  IN     168      2002         No    LIHTC     Oct-00   Oct-17   Oct-17   Oct-40    8,246,000
Autumn Ridge            San Marcos      CA     192      2002         No    LIHTC     Aug-00   Aug-27   Aug-17   Jul-37    9,304,230
Barnaby Manor           Washington      DC     124      2001         No    LIHTC     Nov-99   May-17   May-17   May-32    4,500,000
Bay Colony              League City     TX     248      2001         No    LIHTC     Aug-00   Aug-17   Jul-17   Aug-42   10,100,000
Chapel Ridge at
  Claremore             Claremore       OK     104      2002         No    LIHTC     Oct-00   Oct-17   Oct-17   Oct-42    4,100,000
Chapel Ridge at
  Little Rock           Little Rock     AR     128      2001         No    LIHTC     Aug-99   Aug-15   Aug-16   Aug-39    5,600,000
Chapel Ridge at
  Texarkana             Texarkana       AR     144      2000         No    LIHTC     Sep-99   Oct-16   Oct-16   Sep-41    5,800,000
College Park            Naples          FL     210      2000         No    LIHTC     Jul-98   Jul-25   Jul-10   Jul-40   10,100,000
Columbia at Bells Ferry Cherokee Co.    GA     272      2001         No    LIHTC     Apr-00   Apr-17   Apr-17   Apr-42   13,000,000
Falcon Creek            Indianapolis    IN     131      2000         No    LIHTC     Sep-98   Sep-16   Sep-10   Aug-38    6,144,600
Forest Hills            Garner          NC     136      2000         No    LIHTC     Dec-98   Jun-16   Jul-04   Jun-34    5,930,000
Grace Townhomes         Ennis           TX     112      2002         No    LIHTC     May-00   Jun-17   Jun-17   Jun-42    5,225,600
Grandview Forest        Durham          NC      92      2002         No    LIHTC     Dec-00   Feb-18   Feb-18   Jan-43    5,483,907
Jubilee Courtyards      Florida City    FL      98      1999         No    LIHTC     Sep-98   Oct-25   Oct-10   Sep-40    4,150,000
King's Village          Pasadena        CA     313      2002         No    LIHTC     Jul-00   Dec-16   Dec-16   Dec-36   17,650,000
Lake Jackson            Lake Jackson    TX     160      2000         No    LIHTC     Dec-98   Jan-18   Jan-11   Jan-41   10,934,000
Lake Park               Turlock         CA     104      2000         No    LIHTC     Jun-99   Oct-15   Oct-16   Sep-35    3,638,000
Lakemoor                Durham          NC     160      2001         No    LIHTC     Dec-99   Jan-17   Jan-17   Dec-41    9,000,000
Lenox  Park             Gainesville     GA     292      2000         No    LIHTC     Jul-99   Aug-21   Aug-16   Jul-41   13,000,000
Madalyn Landing         Palm Bay        FL     304      2000         No    LIHTC     Nov-98   Dec-17   Nov-10   Nov-40   14,000,000
Marsh Landing           Portsmouth      VA     250      2001         No    LIHTC     May-98   Jul-17   Jul-10   Jul-30    6,050,000
Millpond Village        East Windsor    CT     360      2001         No    LIHTC     Dec-00      -        -     Dec-31   14,300,000
Mountain Ranch          Austin          TX     196      2001         No    LIHTC     Dec-98   Jan-18   Jan-11   Jan-41    9,128,000
Newark Commons          New Castle      DE     220      2001         No    LIHTC     May-00   May-18   Nov-17   May-43   14,300,000
Northpointe Village     Fresno          CA     406      2000         No    LIHTC     Aug-98   Sep-17   Sep-10   Aug-40   13,250,000
Oaks at Hampton         Dallas          TX     250      2002         No    LIHTC     Apr-00   Mar-27   Mar-17   Mar-40    9,535,000
Parks at Westmoreland   DeSoto          TX     250      2002         No    LIHTC     Jul-00   Jul-17   Jul-17   Jul-40    9,535,000
San Marcos              San Marcos      TX     156      2001         No    LIHTC     May-00   Mar-17   Mar-17   Mar-42    7,231,000
Southwest Trails        Austin          TX     160      2002         No    LIHTC     Aug-00   Jun-17   Jun-17   Jun-42    6,500,000
Summer Lake             Davie           FL     108      2001         No    LIHTC     Mar-00   Apr-27   Apr-27   Mar-42    5,600,000
Walnut Creek            Austin          TX      98      2001         No    LIHTC     May-00   Oct-16   Oct-16   Sep-36    3,240,000
Walnut Creek            Austin          TX      *        *           No    LIHTC     May-00      *        *     May-14      360,000
Woods Edge              Charlottesville VA      97      2002         No    LIHTC     Nov-00   Nov-17   Nov-17   Nov-40    4,850,000
   Lease-Up -
    Subtotal /                              --------                                        ----------------------------------------
    Weighted Average                          6,043                                           Jan-19   May-15   Oct-39   269,785,337
                                            --------                                        ----------------------------------------


                                                                    Effective             Q1 2002
                                     Letter of   Stated   Future     Date of   Q1 2002      Unit       Unaudited
                      Fair Value(4)   Credit    Interest Interest    Future     Rental     Rental       Q1 2002
     Property         at 03/31/2002   Put(5)     Rate(6)  Rate(7)    Rate(7)    Occup.     Rates         DSCR     Entity**
----------------------------------------------------------------------------------------------------------------------------

Lease-Up Portfolio(8)
---------------------

Armstrong Farm           8,613,000     -          7.500%       -          -     47.6%       470-681      -         Equity
Autumn Ridge             9,912,000     -          7.650%       -          -     95.8%       569-930      -         Owner
Barnaby Manor            4,622,000     -          7.375%       -          -     100.0%      850-975      -         Equity
Bay Colony              10,549,000     -          7.500%       -          -     96.0%       526-609      -          Orig
Chapel Ridge at
  Claremore              4,282,000     -          7.500%       -          -     68.3%       435-595      -         Issuer
Chapel Ridge at
  Little Rock            5,543,000     -          7.125%       -          -     90.6%       425-795      -         Owner
Chapel Ridge at
  Texarkana              5,957,000     -          7.375%       -          -     95.8%       320-685      -         Owner
College Park            10,172,000     -          7.250%       -          -     98.6%       451-780      -         Owner
Columbia at Bells
  Ferry                 13,397,000     -          7.400%       -          -     64.8%       615-835      -         Owner
Falcon Creek             6,190,000     -          7.250%       -          -     95.4%       425-800      -         Owner
Forest Hills             5,817,000     -          7.125%       -          -     98.0%       550-650      -         Equity
Grace Townhomes          5,458,000     -          7.500%       -          -     79.5%       526-730      -          Orig
Grandview Forest         5,728,000     -          8.500%    7.500%     Jan-03   57.6%       675-871      -          Orig
Jubilee Courtyards       4,011,000     -          7.125%       -          -     97.0%       525-710      -         Owner
King's Village          18,435,000     -          7.500%       -          -     100.0%      684-1051     -         Owner
Lake Jackson            10,651,000     -          7.000%       -          -     90.0%      550-1,095     -         Owner
Lake Park                3,673,000     -          7.250%       -          -     97.1%       452-634      -         Owner
Lakemoor                 9,087,000     -          7.250%       -          -     66.3%       650-795      -         Equity
Lenox  Park             12,311,000     -          6.800%       -          -     96.0%       431-620      -         Equity
Madalyn Landing         13,632,000     -          7.000%       -          -     83.6%       425-599      -         Owner
Marsh Landing            6,069,000     -          7.250%       -          -     98.0%       300-475      -         Owner
Millpond Village        15,035,000     -          7.550%       -          -     99.0%      477-1,020     -         Equity
Mountain Ranch           9,050,000     -          7.125%       -          -     65.3%       586-814      -         Equity
Newark Commons          14,537,000     -          7.300%       -          -     84.0%          -         -         Owner
Northpointe Village     13,811,000     -          7.500%       -          -     99.0%       388-583      -         Owner
Oaks at Hampton          9,560,000     -          7.200%       -          -     96.0%       555-650      -         Equity
Parks at Westmoreland   11,287,000     -          7.200%       -          -     70.4%       555-650      -         Equity
San Marcos               7,427,000     -          7.375%       -          -     44.2%       645-819      -          Orig
Southwest Trails         6,653,000     -          7.350%       -          -     95.6%       555-650      -          Orig
Summer Lake              5,771,000     -          7.400%       -          -     99.1%       698-879      -          Orig
Walnut Creek             3,384,000     -          7.500%       -          -     99.0%       338-556      -         Owner
Walnut Creek               351,000     -          7.500%       -          -       *            *         -         Owner
Woods Edge               5,066,000     -          7.800%    7.500%     Nov-02   19.6%          -         -          Orig
   Lease-Up -
    Subtotal /
    Weighted         --------------             ----------                    ---------               -------
    Average            276,041,000                7.336%                        86.1%                   NAP
                     --------------             ----------                    ---------               -------


                                                    Last Year of                                      Optional
                                                        Con-      Particip-          Month/            Redemp-
                                                     struction/     ating   Bond      Year     Put      tion    Maturity  Bond Par
     Property             Location     State  Units    Rehab        Bond    Type    Acquired  Date(2)  Date(3)    Date     Amount
------------------------------------------------------------------------------------------------------------------------------------

Construction Bond Portfolio(9)
------------------------------


Arbors at Creekside     Austin          TX     176      -            No     LIHTC    Jun-01   Jun-18   Jun-18   May-41    8,600,000
Belmont Heights Estates Tampa           FL     201      -            No     LIHTC    Jun-01   Jun-18   Jun-18   Jun-43    7,850,000
Bluffview               Denton          TX     250      -            No     LIHTC    May-01   May-18   May-18   May-41   10,700,000
Blunn Creek             Austin          TX     280      -            No     LIHTC    Aug-01   Jul-18   Jul-18   Jul-41   15,000,000
Chapel Ridge at Lowell  Lowell          AR     126      -            No     LIHTC    May-01   Oct-01   May-01   Nov-02    5,500,000
Circle S                Austin          TX     200      -            No     LIHTC    Feb-02   Dec-18   Dec-18   Jan-42    9,300,000
Cobb Park               Ft. Worth       TX     172      -            No     LIHTC    Jul-01   Aug-18   Aug-18   Jul-41    7,500,000
Greenbridge at
  Buckingham            Richardson      TX     242      -            No    501(c)3   Nov-00   Mar-17   Mar-17   Nov-40   19,735,000
Hidden Grove            Miami           FL     222      -            No     LIHTC    Sep-00   Oct-17   Oct-17   Oct-42    8,600,000
Hillside                Dallas          TX     236      -            No     LIHTC    Dec-01   Nov-18   Nov-18   Dec-41   12,500,000
Knollwood Villas        Denton          TX     264      -            No     LIHTC    May-01   May-18   May-18   May-41   13,750,000
Lakeline                Leander         TX     264      -            No    501(c)3   Nov-01   Aug-18   Aug-18   Aug-43   21,000,000
Lakewood Terrace        Belton          MO     152      -            No     LIHTC    Aug-01   Feb-19   Feb-19   Aug-41    7,650,000
Magnolia Arbors         Covington       GA     250      -            No     LIHTC    Apr-01   May-18   May-08   Apr-23   12,500,000
Midtown Square          Columbus        GA     144      -            No     LIHTC    Jun-01   Jun-21   Jun-08   May-43    5,600,000
Oak Hollow              Dallas          TX     150      -            No     LIHTC    Dec-01   Nov-18   Nov-18   Dec-41    8,625,000
Palm Terrace            Auburn          CA      80      -            No     LIHTC    Aug-01   Aug-18   Aug-18   Jul-44    4,460,000
Palm Terrace            Auburn          CA      *       -            No     LIHTC    Aug-01      -        -     Apr-03    1,542,381
Princess Anne House     Virginia Beach  VA     186      -            No     LIHTC    Apr-00   Apr-25   Apr-16   Apr-42    7,500,000
Red Hill Villas         Round Rock      TX     168      -            No     LIHTC    Dec-00   Dec-17   Dec-17   Dec-40    9,900,000
River's Edge            Green Island    NY     190      -            No     LIHTC    Nov-01   Jun-16   Jun-16   Nov-43   15,000,000
Riverside Meadows       Austin          TX     248      -            No     LIHTC    Dec-01   Nov-20   Nov-20   Dec-41   11,500,000
Running Brook           Miami           FL     186      -            No     LIHTC    Sep-00   Jan-27   Jan-18   Dec-42    8,495,000
West Meadows            Colorado Spgs.  CO     216      -            No     LIHTC    Dec-01   Aug-18   Aug-13   Nov-41   13,000,000
Westlake Village        Jackson         NJ     150      -            No     LIHTC    Nov-01   May-19   May-19   Nov-41    6,425,000
Westlake Village        Jackson         NJ      *       -            No     LIHTC    Nov-01      -        -     Feb-04      575,000
West Oaks               Houston         TX     168      -            No     LIHTC    Feb-02   Dec-18   Dec-18   Jan-42   10,150,000
White Rock              San Antonio     TX     336      -            No    501(c)3   Dec-01   Dec-18   Dec-18   Dec-41   20,345,000
   Construction -
    Subtotal /                              ---------                                       ----------------------------------------
    Weighted Average                          5,257                                           Aug-18   Mar-17   Mar-40  283,302,381
                                            ---------                                       ----------------------------------------


                                                                    Effective             Q1 2002
                                     Letter of   Stated   Future     Date of   Q1 2002      Unit       Unaudited
                      Fair Value(4)   Credit    Interest Interest    Future     Rental     Rental       Q1 2002
     Property         at 03/31/2002   Put(5)     Rate(6)  Rate(7)    Rate(7)    Occup.     Rates         DSCR     Entity**
----------------------------------------------------------------------------------------------------------------------------

Construction Bond Portfolio(9)
------------------------------

Arbors at Creekside      8,982,000     Yes        8.000%    7.450%     Sep-02    -          -              -       Equity
Belmont Heights Estates  8,308,000     No         8.150%    7.600%     Mar-03    -          -              -       Equity
Bluffview               11,325,000     No         8.600%    7.600%     Aug-02    -          -              -       Equity
Blunn Creek             15,249,000     No         7.900%    7.400%     Nov-02    -          -              -       Equity
Chapel Ridge at Lowell   5,668,000     No         5.500%    7.900%     May-02    -          -              -       Equity
Circle S                 9,300,000     Yes        7.500%    7.200%     Apr-03    -          -              -       Equity
Cobb Park                7,729,000     No         7.900%       -          -      -          -              -       Issuer
Greenbridge at
  Buckingham            19,392,000     Yes        7.400%       -          -      -          -              -       Equity
Hidden Grove             8,863,000     Yes        7.400%       -          -      -          -              -       Equity
Hillside                12,185,000     Yes        7.900%    7.000%     Mar-03    -          -              -       Equity
Knollwood Villas        14,553,000     No         8.600%    7.600%     Aug-02    -          -              -       Equity
Lakeline                21,472,000     Yes        8.100%    7.700%     Nov-03    -          -              -       Equity
Lakewood Terrace         7,884,000     Yes        7.900%    7.400%     Oct-02    -          -              -        Orig
Magnolia Arbors         13,056,000     Yes        7.500%       -          -      -          -              -       Equity
Midtown Square           5,771,000     Yes        7.400%       -          -      -          -              -       Issuer
Oak Hollow               8,408,000     Yes        7.900%    7.000%     Mar-03    -          -              -       Equity
Palm Terrace             4,596,000     Yes        8.400%    7.400%     Jan-03    -          -              -       Equity
Palm Terrace             2,041,000     Yes        9.500%       -          -      -          -              -       Equity
Princess Anne House      7,833,000     Yes        7.500%       -          -      -          -              -       Equity
Red Hill Villas         10,202,000     No         8.400%    7.400%     Dec-02    -          -              -       Equity
River's Edge            15,040,000     No         7.700%    7.200%     Dec-03    -          -              -       Equity
Riverside Meadows       11,210,000     No         7.500%    7.000%     Apr-03    -          -              -       Equity
Running Brook            8,754,000     Yes        7.400%       -          -      -          -              -       Equity
West Meadows            13,125,000     Yes        7.250%       -          -      -          -              -       Equity
Westlake Village        10,150,000     Yes        7.200%       -          -      -          -              -       Equity
Westlake Village         6,442,000     Yes        8.000%       -          -      -          -              -       Equity
West Oaks                  641,000     Yes        7.500%    7.150%     Mar-04    -          -              -       Equity
White Rock              20,397,000     Yes        7.750%    7.700%     Apr-03    -          -              -       Equity
   Construction -
    Subtotal /
    Weighted         --------------             ---------                     --------------------------------
    Average            288,576,000                7.759%                        NAP        NAP           NAP
                     --------------             ---------                     --------------------------------


                                                               Page 13


CharterMac
       Capital Solutions

                                                        Portfolio Attributes
                                                            (unaudited)
Effective Date: 03-31-2002
                                                    Last Year of                                      Optional
                                                        Con-      Particip-          Month/            Redemp-
                                                     struction/     ating   Bond      Year     Put      tion    Maturity  Bond Par
     Property             Location     State  Units    Rehab        Bond    Type    Acquired  Date(2)  Date(3)    Date     Amount
------------------------------------------------------------------------------------------------------------------------------------

Rehabilitation Bond Portfolio(10)
---------------------------------

Faircliff Plaza         Washington      DC      80       -          No    LIHTC     Mar-02   Mar-19   Mar-19   Mar-39      7,000,000
Mecca Vineyards         Indio           CA     268       -          No    LIHTC     Nov-01   May-18      -     May-38     13,040,000
Mecca Vineyards         Indio           CA      *        -          No    LIHTC     Nov-01      -        -     Jul-14      1,500,000
Merchandise Mart        St. Louis       MO     213       -          No    LIHTC     Oct-01   Oct-19      -     Sep-41     25,000,000
Oakwood Manor           Little Rock     AR     200       -          No    LIHTC     Jun-01   Dec-17   Dec-17   Nov-37      5,010,000
Oakwood Manor           Little Rock     AR      *        -          No    LIHTC     Jun-01      -        -     Nov-11        440,000
Ocean Ridge             Federal Way     WA     192       -          No    LIHTC     Dec-01   Nov-18   Nov-13   Nov-38      6,675,000
Sherwood Lake           Tampa           FL     149       -          No    LIHTC     Apr-01   Nov-17   Nov-17   Sep-37      4,100,000
Silverwood              Lakewood        WA     107       -          No    LIHTC     Dec-01   Nov-18   Nov-13   Nov-38      3,300,000
Valley View &
  Summertree            Little Rock     AR      *        -          No    LIHTC     Oct-01   Jun-18   Jun-18   Jun-38      8,655,000
Valley View &
  Summertree            Little Rock     AR     240       -          No    LIHTC     Oct-01      -        -     Feb-14        545,000
                                            --------                                       -----------------------------------------
   Rehab Bonds -
    Subtotal /
    Weighted Average                          1,449                                          Dec-18   Feb-17   Sep-38     75,265,000
                                            --------                                       -----------------------------------------
      Subtotal- Tax-Exempt
       First Mortgage Bonds                  23,746                                          Jun-16   May-13   Sep-34  1,071,903,174
                                            --------                                       -----------------------------------------


                                                                    Effective             Q1 2002
                                     Letter of   Stated   Future     Date of   Q1 2002      Unit       Unaudited
                      Fair Value(4)   Credit    Interest Interest    Future     Rental     Rental       Q1 2002
     Property         at 03/31/2002   Put(5)     Rate(6)  Rate(7)    Rate(7)    Occup.     Rates         DSCR     Entity**
----------------------------------------------------------------------------------------------------------------------------

Rehabilitation Bond Portfolio(10)
---------------------------------

Faircliff Plaza            7,000,000   No         7.900%    7.200%     Mar-04    -          -              -       Equity
Mecca Vineyards           13,166,000   No         7.750%    7.250%     Feb-03    -          -              -       Equity
Mecca Vineyards            1,514,000   No         7.250%       -          -      -          -              -       Equity
Merchandise Mart          26,111,000   Yes        7.500%       -          -      -          -              -       Equity
Oakwood Manor              5,337,000   No         8.500%    7.650%     Sep-02    -          -              -       Equity
Oakwood Manor                469,000   No         7.650%       -          -      *          *              -       Equity
Ocean Ridge                6,460,000   No         7.750%    6.950%     Nov-02    -          -              -       Equity
Sherwood Lake              4,254,000   No         8.450%    7.450%     May-02    -          -              -       Equity
Silverwood                 3,309,000   No         8.000%    7.200%     Sep-02    -          -              -       Equity
Valley View &
  Summertree               9,642,000   No         8.000%    7.450%     Apr-03    -          -              -       Equity
Valley View &
  Summertree                 565,000   No         7.450%       -          -      -          -              -       Equity
                      ---------------           ---------                    --------------------------------
   Rehab Bonds -
    Subtotal /
    Weighted Average      77,827,000              7.796%                        NAP        NAP           NAP
                      ---------------           ---------                    --------------------------------
      Subtotal-
       Tax-Exempt
       First
       Mortgage
       Bonds           1,080,174,000              7.402%
                      ---------------           ---------


                                                    Last Year of                                      Optional
                                                        Con-      Particip-         Month/            Redemp-
                                                     struction/     ating   Bond     Year      Put     tion    Maturity  Bond Par
     Property             Location     State  Units    Rehab        Bond    Type   Acquired  Date(2)  Date(3)    Date     Amount
------------------------------------------------------------------------------------------------------------------------------------

Taxable First Mortgage Bonds

Circle S                Austin          TX      *        *           No     LIHTC    Feb-02    -         -     Oct-23      1,925,000
Cobb Park               Ft. Worth       TX      *        *           No     LIHTC    Jul-01    -         -     Nov-10        285,000
Greenbriar              Concord         CA      *        *           No     LIHTC    May-99    -         -     May-36      2,015,000
Greenbridge at
  Buckingham            Richardson      TX      *        *           No    501(c)3   Nov-00    -         -     Feb-07        350,000
Hillside                Dallas          TX      *        *           No     LIHTC    Dec-01    -         -     Oct-09        400,000
Lake Park               Turlock Park    CA      *        *           No     LIHTC    Jun-99    -         -     Sep-35        375,000
Lakeline                Leander         TX      *        *           No    501(c)3   Dec-01    -         -     May-09        550,000
Lakes Edge at Walden    Miami           FL      *        *           No     80/20    Jun-99    -         -     Aug-10      1,400,000
Magnolia Arbors         Covington       GA      *        *           No     LIHTC    Apr-01    -      May-08   Jul-18      1,000,000
Mecca Vineyards         Indio           CA      *        *           No     LIHTC    Nov-01    -         -     Apr-07        360,000
Midtown Square          Columbus        GA      *        *           No     LIHTC    Jun-01    -      Jun-08   Feb-14        235,000
Oaks at Hampton         Dallas          TX      *        *           No     LIHTC    Apr-00    -         -     May-10        525,000
Oakwood Manor           Little Rock     AR      *        *           No     LIHTC    Jun-01    -      Dec-17   Jan-09        765,000
Ocean Ridge             Federal Way     WA      *        *           No     LIHTC    Dec-01    -         -     Sep-23      2,325,000
Parks at Westmoreland   DeSoto          TX      *        *           No     LIHTC    Jul-00    -         -     Nov-09        455,000
Princess Anne House     Virginia Beach  VA      *        *           No     LIHTC    Apr-00    -         -     Jan-06        125,000
Red Hill Villas         Round Rock      TX      *        *           No     LIHTC    Dec-00    -         -     Jul-01        400,000
Riverside Meadows       Austin          TX      *        *           No     LIHTC    Dec-01    -         -     May-09        200,000
Silverwood              Lakewood        WA      *        *           No     LIHTC    Dec-01    -         -     Aug-17        525,000
White Rock              San Antonio     TX      *        *           No    501(c)3   Dec-01    -         -     Aug-08        430,000
Williams Run            Dallas          TX      *        *           No    501(c)3   Dec-00    -         -     Jul-04        200,000

   Taxable Bonds -
    Subtotal /                             ---------                                                         -----------------------
    Weighted Average                            -                                                              Jul-18     14,845,000
                                           ---------                                                         -----------------------
      Total First Mortgage
       Bonds                                 23,746                                                            Jun-34  1,086,748,174
                                           ---------                                                         -----------------------


                                                                    Effective             Q1 2002
                                     Letter of   Stated   Future     Date of   Q1 2002      Unit       Unaudited
                      Fair Value(4)   Credit    Interest Interest    Future     Rental     Rental       Q1 2002
     Property         at 03/31/2002   Put(5)     Rate(6)  Rate(7)    Rate(7)    Occup.     Rates         DSCR     Entity**
----------------------------------------------------------------------------------------------------------------------------

Taxable First Mortgage Bonds

Circle S                  1,925,000    Yes         8.750%     -           -      *          *              *       CMCorp
Cobb Park                   309,000    No          9.500%     -           -      *          *              *       CMCorp
Greenbriar                2,073,000     -          9.000%     -           -      *          *              *       CMCorp
Greenbridge at
  Buckingham                400,000    Yes        10.000%     -           -      *          *              *       CMCorp
Hillside                    423,000    Yes         9.250%     -           -      *          *              *       CMCorp
Lake Park                   386,000     -          9.000%     -           -      *          *              *       CMCorp
Lakeline                    581,000    Yes         9.650%   9.25%      Dec-03    *          *              *       CMCorp
Lakes Edge at Walden      1,760,000     -         11.000%     -           -      *          *              *       CMCorp
Magnolia Arbors           1,023,000    Yes         8.950%     -           -      *          *              *       CMCorp
Mecca Vineyards             370,000    No          9.000%     -           -      *          *              *       CMCorp
Midtown Square              240,000    Yes         8.950%     -           -      *          *              *       CMCorp
Oaks at Hampton             540,000    No          9.000%     -           -      *          *              *       CMCorp
Oakwood Manor               831,000    No          9.500%     -           -      *          *              *       CMCorp
Ocean Ridge               2,325,000    No          8.750%     -           -      *          *              *       CMCorp
Parks at Westmoreland       468,000    Yes         9.000%     -           -      *          *              *       CMCorp
Princess Anne House         136,000    Yes         9.500%     -           -      *          *              *       CMCorp
Red Hill Villas             434,000    No          9.500%     -           -      *          *              *       CMCorp
Riverside Meadows           200,000    No          8.750%     -           -      *          *              *       CMCorp
Silverwood                  525,000    No          8.750%     -           -      *          *              *       CMCorp
White Rock                  467,000    Yes         9.500%     -           -      *          *              *       CMCorp
Williams Run                211,000     -          9.250%     -           -      *          *              *       CMCorp

   Taxable Bonds -
    Subtotal /      -----------------            ----------
    Weighted
    Average              15,627,000                9.226%
                    -----------------            ----------
      Total First
       Mortgage
       Bonds          1,095,801,000                7.427%
                    -----------------            ----------


                                                   Last Year of                                        Optional
                                                       Con-     Particip-             Month/            Redemp-
                                                    struction/    ating    Bond        Year     Put      tion    Maturity  Bond Par
     Property             Location    State  Units    Rehab       Bond     Type      Acquired  Date(2)  Date(3)    Date     Amount
------------------------------------------------------------------------------------------------------------------------------------

Other Tax-Exempt Subordinate Bonds

Draper Lane             Silver Spring  MD     406                No   Subordinate   Feb-01   Mar-06            Mar-40    11,000,000
Museum Tower            Philadelphia   PA     286                No   Subordinate   Nov-00            Sep-10   Dec-26     6,000,000
Park at Landmark        Alexandria     VA     396                No   Subordinate   Sep-00            Jul-05   Dec-29     9,500,000

   Subordinate Bonds -
    Subtotal /                            ----------                                       ----------------------------------------
    Weighted Average                         1,088                                           Mar-06   Jul-07   Jun-33     26,500,000
                                          ----------                                       ----------------------------------------
      Total Revenue Bonds                   24,834                                           Apr-16   Apr-13   Aug-34  1,113,248,174

                                          ----------                                       ----------------------------------------


                                                                    Effective             Q1 2002
                                     Letter of   Stated   Future     Date of   Q1 2002      Unit       Unaudited
                      Fair Value(4)   Credit    Interest Interest    Future     Rental     Rental       Q1 2002
     Property         at 03/31/2002   Put(5)     Rate(6)  Rate(7)    Rate(7)    Occup.     Rates         DSCR     Entity**
----------------------------------------------------------------------------------------------------------------------------

Other Tax-Exempt Subordinate Bonds

Draper Lane                11,000,000   -         10.000%    -          -       NAP        NAP            -        Equity
Museum Tower                6,000,000   -          8.250%    -          -       NAP        NAP            -        Equity
Park at Landmark            9,500,000   -          8.750%    -          -       NAP        NAP            -        Equity

   Subordinate
    Bonds -
    Subtotal /         ---------------          ----------
    Weighted Average       26,500,000              9.156%
                       ---------------          ----------
      Total
       Revenue Bonds    1,122,301,000              7.468%
                       ===============          ==========


                                                               Page 14


CharterMac
       Capital Solutions
                                                        Portfolio Attributes
                                                            (unaudited)
Effective Date: 03-31-2002
                                                    Last Year of                                      Optional
                                                        Con-      Particip-          Month/            Redemp-
                                                     struction/     ating   Bond      Year     Put      tion    Maturity  Bond Par
     Property             Location     State  Units    Rehab        Bond    Type    Acquired  Date(2)  Date(3)    Date     Amount
------------------------------------------------------------------------------------------------------------------------------------


                                                                    Effective             Q1 2002
                                     Letter of   Stated   Future     Date of   Q1 2002      Unit       Unaudited
                      Fair Value(4)   Credit    Interest Interest    Future     Rental     Rental       Q1 2002
     Property         at 03/31/2002   Put(5)     Rate(6)  Rate(7)    Rate(7)    Occup.     Rates         DSCR     Entity**
----------------------------------------------------------------------------------------------------------------------------


Notes:
     For further information regarding the bond portfolio and other specifics regarding each bond, please refer to the CharterMac 10-K and 10-Q filings.
     * Not applicable to avoid duplication with another related bond.
     ** Entity identification:
               "Equity" - CharterMac Equity Issuer Trust
               "Holding" - CharterMac Holding Trust
               "Issuer" - Charter Municipal Mortgage Acceptance Company
               "Orig" - CharterMac Origination Trust
               "Owner" - CharterMac Owner Trust and its sub-Series Trusts "CMCorp" - Charter Mac Corporation
N/A - Not Available at this time
NAP - Not Applicable

1 Represents the latest year of fully complete construction or rehabilitation. 2 The put date is the date to the borrower at which point the Company can put the bond to the borrower as due and payable. For those properties past the call date, six months notice must be given by the Company to call the bond due and payable. If no call date is specified, the maturity date is assumed.
3  The earliest date at which the borrower may prepay the underlying mortgage securing the Revenue Bonds without penalty.
4  The Revenue Bonds are deemed to be available-for-sale debt securities and, accordingly, are carried at their estimated fair values.
5 The Underlying Property is under construction or undergoing substantial rehabilitation. Such Revenue Bonds are additionally secured by a letter of credit issued by an "A" rated or better financial institution. In the event it is not completed in a timely manner, the Company may "put" the Revenue Bond to the construction lender at par. "Expired" letters of credit indicate that the construction or rehab phase is complete and that the property is in the lease-up stage to stabilization.
6  The stated interest rate represents the coupon rate of the Revenue Bond, at
    March 31, 2002.
7 Represents a future interest rate, generally after the property is no longer in construction or rehabilitation. In some cases the future rate is date specific and in other cases it is defined as upon completion of construction or rehabilitation (post construction period or "Post CP").
8 Represents properties that have completed construction/rehabilitation and have not achieved occupancy above 90% for three consecutive months. This lease-up definition may differ from the definition of stabilization in individual Bond Documents.
9 Properties in the construction portfolio include properties still under construction. Recently completed properties in the process of lease up to stabilization are excluded. Occupancy and rental ranges are presented if units or buildings come on line during phased construction.
10 Generally, properties in the rehab portfolio do not have 100% of their units down during the rehab process. Rehab is generally performed in phases and thus current occupancy and rental ranges are presented for rehab properties, as applicable.


CharterMac
       Capital Solutions                                                                                          First Quarter 2002

                                             Revenue Bond Portfolio Statistical Analysis
                                                             (unaudited)

                                                 --------------------      --------------------------  -----------------------------
                                                        Units                  Face Amount of Bond      Fair Value at March 31, 2002
                                                 --------------------      --------------------------  -----------------------------

                                      Number
                                     of Bonds     Number  % of Total        $ Amount       % of Total      $ Amount       % of Total
                                    ----------   --------------------      --------------------------   ----------------------------

By Region:
  East                                    52       10,482       42.2%         428,736,335       38.5%      427,169,000         38.1%
  Central                                 59        9,488       38.2%         473,694,200       42.6%      482,855,000         43.0%
  West                                    35        4,864       19.6%         210,817,639       18.9%      212,277,000         18.9%
                                    ----------   --------------------      --------------------------   ----------------------------
    Total                                146       24,834      100.0%       1,113,248,174      100.0%    1,122,301,000        100.0%
                                    ==========   ====================      ==========================   ============================

By State:
  Arkansas                                 8          838        3.4%          32,315,000        2.9%       34,012,000          3.0%
  California                              27        3,611       14.5%         161,267,639       14.5%      162,580,000         14.5%
  Colorado                                 1          216        0.9%          13,000,000        1.2%       13,125,000          1.2%
  Connecticut                              1          360        1.4%          14,300,000        1.3%       15,035,000          1.3%
  Delaware                                 1          220        0.9%          14,300,000        1.3%       14,537,000          1.3%
  Florida                                 16        3,170       12.8%         127,047,428       11.4%      127,958,000         11.4%
  Georgia                                 10        2,134        8.6%          95,335,000        8.6%       94,031,000          8.4%
  Indiana                                  2          299        1.2%          14,390,600        1.3%       14,803,000          1.3%
  Iowa                                     1          138        0.6%           6,100,000        0.5%        6,159,000          0.5%
  Maryland                                 1          406        1.6%          11,000,000        1.0%       11,000,000          1.0%
  Minnesota                                3          734        3.0%          44,975,000        4.0%       46,453,000          4.1%
  Missouri                                 5        1,717        6.9%          83,750,000        7.5%       82,932,000          7.4%
  New Jersey                               3          324        1.3%          13,400,000        1.2%       13,394,000          1.2%
  New York                                 1          190        0.8%          15,000,000        1.3%       15,040,000          1.3%
  North Carolina                           3          388        1.6%          20,413,907        1.8%       20,632,000          1.8%
  Oklahoma                                 1          104        0.4%           4,100,000        0.4%        4,282,000          0.4%
  Pennsylvania                             4          750        3.0%          23,650,000        2.1%       21,640,000          1.9%
  Tennessee                                1          210        0.8%           9,500,000        0.9%        9,261,000          0.8%
  Texas                                   39        5,658       22.8%         288,063,600       25.9%      294,214,000         26.2%
  Virginia                                 7        1,483        6.0%          44,230,000        4.0%       44,965,000          4.0%
  Washington                               7        1,037        4.2%          36,550,000        3.3%       36,572,000          3.3%
  Washington, DC                           4          847        3.4%          40,560,000        3.6%       39,676,000          3.5%
                                    ----------   --------------------      --------------------------   ----------------------------
    Total                                146       24,834      100.0%       1,113,248,174      100.0%    1,122,301,000        100.0%
                                    ==========   ====================      ==========================   ============================

By Bond Type:
  LIHTC                                  110       16,158       65.1%         742,835,746       66.7%      754,287,000         67.2%
  501(c)3                                  9        1,294        5.2%          80,160,000        7.2%       81,291,000          7.2%
  80/20                                   27        7,382       29.7%         290,252,428       26.1%      286,723,000         25.5%
                                    ----------   --------------------      --------------------------   ----------------------------
    Total                                146       24,834      100.0%       1,113,248,174      100.0%    1,122,301,000        100.0%
                                    ==========   ====================      ==========================   ============================

By Property Status:
  Stabilized                              56       12,085       48.7%         473,665,456       42.5%      468,274,000         41.7%
  Lease-up                                36        6,043       24.3%         271,140,337       24.4%      277,435,000         24.7%
  Construction                            39        5,257       21.2%         289,202,381       26.0%      294,714,000         26.3%
  Rehab                                   15        1,449        5.8%          79,240,000        7.1%       81,878,000          7.3%
                                    ----------   --------------------      --------------------------   ----------------------------
    Total                                146       24,834      100.0%       1,113,248,174      100.0%    1,122,301,000        100.0%
                                    ==========   ====================      ==========================   ============================

Construction Risk Mitigated
  with Letters of Credit:

  Letter of Credit in Place               27        3,358       63.9%         191,617,381       66.3%      194,487,000         66.0%
  Does/did not have
    Letter of Credit                      12        1,899       36.1%          97,585,000       33.7%      100,227,000         34.0%
                                    ----------   --------------------      --------------------------   ----------------------------
      Total Construction Bonds            39        5,257      100.0%         289,202,381      100.0%      294,714,000        100.0%
                                    ==========   ====================      ==========================   ============================


                                        ----------------------------------   ------------------------
                                         Pertinent Weighted Average Dates    Annualized Base Interest
                                        ----------------------------------   ------------------------
                              Minimum
                              Stated                 Optional                                          Occupancy on       DSCR on
                             Interest               Redemption    Maturity                              Stabilized      Stabilized
                               Rate      Put Date      Date         Date      $ Amount    % of Total    Properties      Properties
                            ----------  ---------- ------------ ----------   ------------------------ --------------   ------------

By Region:
  East                          7.43%     May-16      Aug-11      Oct-32       31,364,627       38.4%       93.5%             1.21x
  Central                       7.55%     Jan-16      Jan-14      Aug-35       34,973,762       42.8%       91.2%             1.27x
  West                          7.37%     May-17      Aug-13      Mar-35       15,342,794       18.8%       97.2%             1.49x
                            ----------  ---------- ------------ ----------   ------------------------ --------------   ------------
    Total                       7.47%     May-16      Dec-12      Jun-34       81,681,183      100.0%       93.9%             1.30x
                            ==========  ========== ============ ==========   ======================== ==============   ============

By State:
  Arkansas                      7.41%     Jul-14      Sep-14      Aug-31        2,436,250        3.0%         N/A               N/A
  California                    7.34%     Mar-17      Jun-14      Jun-35       11,729,344       14.4%       97.6%             1.49x
  Colorado                      7.25%     Aug-18      Aug-13      Nov-41          942,500        1.2%         N/A               N/A
  Connecticut                   7.55%      N/A         N/A        Dec-31        1,222,650        1.5%         N/A               N/A
  Delaware                      7.30%     May-18      Nov-17      May-43        1,043,900        1.3%         N/A               N/A
  Florida                       7.30%     Apr-20      Sep-12      Oct-35        9,174,951       11.2%       94.1%             1.32x
  Georgia                       7.10%     Jan-12      Mar-09      May-26        6,771,933        8.3%       90.9%             0.97x
  Indiana                       7.39%     Apr-17      Sep-14      Nov-39        1,063,934        1.3%         N/A               N/A
  Iowa                          7.25%     Jul-08      Jul-08      Jun-22          442,250        0.5%      100.0%             0.94x
  Maryland                     10.00%     Mar-06      Mar-06      Mar-40        1,100,000        1.3%         N/A               N/A
  Minnesota                     7.42%     Mar-10      Jun-04      Oct-24        3,335,625        4.1%       93.7%             1.34x
  Missouri                      7.00%     Aug-13      Apr-07      Sep-27        5,820,980        7.1%       91.5%             1.48x
  New Jersey                    7.20%     Apr-18      Mar-10      Jan-37          964,600        1.2%       97.1%             1.11x
  New York                      7.70%     Jun-16       N/A        Nov-43        1,080,000        1.3%         N/A               N/A
  North Carolina                7.55%     Feb-17      Aug-13      Jan-40        1,486,306        1.8%         N/A               N/A
  Oklahoma                      7.50%     Oct-17      Oct-17      Oct-42          307,500        0.4%         N/A               N/A
  Pennsylvania                  8.27%     Jun-06      May-04      Jul-14        1,620,000        2.0%       93.5%             1.17x
  Tennessee                     7.00%     Nov-06      Mar-04      Apr-17          665,000        0.8%       83.3%             1.32x
  Texas                         7.76%     Nov-17      Oct-16      Dec-39       21,567,224       26.4%       87.3%             0.88x
  Virginia                      7.68%     Nov-18      Mar-12      Feb-35        3,382,863        4.1%       96.7%             1.90x
  Washington                    7.53%     Nov-18      May-10      Aug-31        2,670,950        3.3%       95.9%             1.50x
  Washington, DC                7.15%     Oct-16      Oct-16      Oct-35        2,852,425        3.5%       96.6%             1.02x
                            ----------  ---------- ------------ ----------   ------------------------ --------------   ------------
    Total                       7.47%     May-16      Dec-12      Jun-34       81,681,183      100.0%       93.9%             1.30x
                            ==========  ========== ============ ==========   ======================== ==============   ============

By Bond Type:
  LIHTC                        7.48%      Jul-18      Sep-15      Jul-38       54,530,347       66.8%       96.7%             1.36x
  501(c)3                      7.85%      May-16      Mar-16      Feb-40        6,197,905        7.6%       87.2%             0.79x
  80/20                        7.33%      Oct-09      Oct-05      Apr-22       20,952,931       25.7%       92.4%             1.30x
                            ----------  ---------- ------------ ----------   ------------------------ --------------   ------------
    Total                      7.47%      May-16      Dec-12      Jun-34       81,681,183      100.0%       93.9%             1.30x
                            ==========  ========== ============ ==========   ======================== ==============   ============

By Property Status:
  Stabilized                   7.28%      Sep-12      Apr-09      Sep-27       34,131,518       41.8%       93.9%             1.30x
  Lease-up                     7.34%      Jan-19      Apr-15      Sep-39       20,111,806       24.6%         N/A               N/A
  Construction                 7.79%      Aug-18      Dec-16      Sep-39       21,540,971       26.4%         N/A               N/A
  Rehab                        7.85%      Dec-18      Feb-17      Sep-37        5,896,888        7.2%         N/A               N/A
                            ----------  ---------- ------------ ----------   ------------------------ --------------   ------------
    Total                      7.47%      May-16      Dec-12      Jun-34       81,681,183      100.0%       93.9%             1.30x
                            ==========  ========== ============ ==========   ======================== ==============   ============

Construction Risk Mitigated
  with Letters of Credit:
  Letter of Credit in Place    7.71%      Nov-17      Jun-95      Nov-39       14,286,496       66.3%         N/A               N/A
  Does/did not have
    Letter of Credit           7.95%      May-17      Apr-99      Jun-39        7,254,475       33.7%         N/A               N/A
                            ----------  ---------- ------------ ----------   ------------------------ --------------   ------------
      Total Construction
        Bonds                  7.79%      Aug-18      Sep-96      Sep-39       21,540,971      100.0%         N/A               N/A
                            ==========  ========== ============ ==========   ======================== ==============   ============


                                                               Page 16


CharterMac
       Capital Solutions                                                                                          First Quarter 2002


                                             Revenue Bond Portfolio Statistical Analysis
                                                             (unaudited)

                                                 --------------------      --------------------------  -----------------------------
                                                        Units                  Face Amount of Bond      Fair Value at March 31, 2002
                                                 --------------------      --------------------------  -----------------------------

                                      Number
                                     of Bonds     Number  % of Total        $ Amount       % of Total      $ Amount       % of Total
                                    ----------   --------------------      --------------------------   ----------------------------

By Participating Features:
  Participating                           15        4,038       16.3%         160,177,428       14.4%      153,692,000         13.7%
  Non-Participating                      131       20,796       83.7%         953,070,746       85.6%      968,609,000         86.3%
                                     ---------  ---------------------      --------------------------   ----------------------------
    Total                                146       24,834      100.0%       1,113,248,174      100.0%    1,122,301,000        100.0%
                                    ==========   ====================      ==========================   ============================

By Year-Acquired:
  Pre-1998                                20        5,558       22.4%         233,552,428       21.0%      226,710,000         20.2%
  1998                                    17        3,107       12.5%         117,596,600       10.6%      116,376,000         10.4%
  1999                                    21        3,707       14.9%         159,050,500       14.3%      155,582,000         13.9%
  2000                                    41        6,354       25.6%         278,711,265       25.0%      292,055,000         26.0%
  2001                                    43        5,660       22.8%         295,962,381       26.6%      303,203,000         27.0%
  2002                                     4          448        1.8%          28,375,000        2.5%       28,375,000          2.5%
                                     ---------  ---------------------      --------------------------   ----------------------------
    Total                                146       24,834      100.0%       1,113,248,174      100.0%    1,122,301,000        100.0%
                                    ==========   ====================      ==========================   ============================

By Entity:
  Charter Mac Corporation                 21          -          0.0%          14,845,000        1.3%       15,627,000          1.4%
  Charter Municipal
    Mortgage Acceptance                    5          954        3.8%          38,100,000        3.4%       35,329,000          3.1%
  CharterMac Holding Trust                 2          200        0.8%           8,150,000        0.7%        9,594,000          0.9%
  CharterMac Equity Issuer
    Trust                                 56       10,985       44.2%         520,383,881       46.7%      526,430,000         46.9%
  CharterMac Origination
    Trust                                 14        2,515       10.1%         106,852,935        9.6%      103,087,000          9.2%
  CharterMac Owner Trust                  48       10,180       41.0%         424,916,358       38.2%      432,234,000         38.5%
                                     ---------  ---------------------      --------------------------   ----------------------------
    Total                                146       24,834      100.0%       1,113,248,174      100.0%    1,122,301,000        100.0%
                                    ==========   ====================      ==========================   ============================


                                        ----------------------------------   ------------------------
                                         Pertinent Weighted Average Dates    Annualized Base Interest
                                        ----------------------------------   ------------------------
                              Minimum
                              Stated                 Optional                                          Occupancy on       DSCR on
                             Interest               Redemption    Maturity                              Stabilized      Stabilized
                               Rate      Put Date      Date         Date      $ Amount    % of Total    Properties      Properties
                            ----------  ---------- ------------ ----------   ------------------------ --------------   ------------

By Participating Features:
  Participating                6.98%      Sep-09      Oct-04      May-19       10,849,201       13.3%       91.7%             1.26x
  Non-Participating            7.55%      Apr-17      Jun-14      Dec-36       70,831,982       86.7%       95.1%             1.32x
                            ----------  ---------- ------------ ----------   ------------------------ --------------   ------------
    Total                      7.47%      May-16      Dec-12      Jun-34       81,681,183      100.0%       93.9%             1.30x
                            ==========  ========== ============ ==========   ======================== ==============   ============

By Year-Acquired:
  Pre-1998                     7.03%      Jan-10      Oct-04      May-20       16,092,531       19.7%       92.1%             1.30x
  1998                         7.13%      May-18      May-10      Jul-38        8,387,834       10.3%       98.2%             1.66x
  1999                         7.08%      Apr-17      Sep-16      May-37       11,243,952       13.8%       96.9%             1.28x
  2000                         7.69%      Nov-17      Dec-15      Jul-37       21,524,402       26.4%       91.2%             1.11x
  2001                         7.93%      Nov-17      Jan-16      Nov-38       22,364,701       27.4%         N/A               N/A
  2002                         7.68%      Dec-18      Dec-18      Jan-40        2,067,763        2.5%         N/A               N/A
                            ----------  ---------- ------------ ----------   ------------------------ --------------   ------------
    Total                      7.47%      May-16      Dec-12      Jun-34       81,681,183      100.0%       93.9%            1.302x
                            ==========  ========== ============ ==========   ======================== ==============   ============


By Entity:
  Charter Mac Corporation      9.23%       N/A        Jan-12      Jul-18        1,367,395        1.7%         N/A               N/A
  Charter Municipal
    Mortgage Acceptance        7.64%      Aug-13      Sep-07      Feb-26        2,536,900        3.1%       90.4%             0.89x
  CharterMac Holding Trust     9.00%      Jan-07      May-06      Jan-16          733,500        0.9%      100.0%             0.98x
  CharterMac Equity Issuer
    Trust                      7.63%      Oct-17      Jul-15      Jun-38       38,756,963       47.4%       93.3%             1.14x
  CharterMac Origination
    Trust                      6.85%      Aug-16      Apr-13      Jul-30        7,215,925        8.8%       89.6%             1.47x
  CharterMac Owner Trust       7.31%      Dec-14      Dec-10      Feb-32       31,070,499       38.0%       94.9%             1.35x
                            ----------  ---------- ------------ ----------   ------------------------ --------------   ------------
    Total                      7.47%      May-16      Dec-12      Jun-34       81,681,183      100.0%       93.9%             1.30x
                            ==========  ========== ============ ==========   ======================== ==============   ============


                                                               Page 17


CharterMac                                                                                                        First Quarter 2002
       Capital Solutions                                                                                Supplemental Analyst Package

                                                        Q1 2002 Acquisitions
                                                             (unaudited)

                                                                                 Month / Year     Face Amount    Current Stated
    Revenue Bond Acquisitions             Location         Units     Bond Type     Acquired         of Bond       Interest Rate
------------------------------------------------------------------------------------------------------------------------------------

Tax Exempt Bonds

  New Construction
   Circle S                               Austin, TX         200       LIHTC        Feb-02             9,300,000         7.50%
   West Oaks                              Houston, TX        168       LIHTC        Feb-02            10,150,000         7.50%
                                                          -------                                  ---------------------------------
      Total New Construction                                 368                                      19,450,000         7.50%
                                                          -------                                  ---------------------------------

  Rehabilitation Properties
  Faircliff Plaza                        Washington, DC      80        LIHTC        Mar-02             7,000,000         7.90%
                                                          -------                                  ---------------------------------
      Total Rehabilitation Properties                        80                                        7,000,000         7.90%
                                                          -------                                  ---------------------------------

                                                          -------                                  ---------------------------------
Total Q1 2002 Tax Exempt Bond Acquisitions                  448                                       26,450,000         7.61%
                                                          -------                                  ---------------------------------


Taxable Bonds

  Circle S                                 Austin, TX                  Taxable      Feb-02             1,925,000         8.75%

                                                                                                   ---------------------------------
Total Q1 2002 Taxable Bond Acquisitions                                                                1,925,000         8.75%
                                                                                                   ---------------------------------


                                                                                                   ---------------------------------
Total Q1 2002 Revenue Bond Acquisitions                                                               28,375,000        7.684%
                                                                                                   =================================


                                                               Page 18


CharterMac                                                                                                        First Quarter 2002
       Capital Solutions                                                                                Supplemental Analyst Package

                                                         Q1 2002 Repayments
                                                             (unaudited)


                                                                           Minimum
                                                                  Month/    Stated
                                                                   Year    Interest Face Amount  Net Book                 Net Gain
                                 Units     Location   Bond Type  Acquired    Rate     of Bond      Value    Net Proceeds   (Loss)
                              ------------------------------------------------------------------------------------------------------

Repayments:
  Stabilized:
    Clarendon Hills               285  Hayward, CA      80/20       Dec-86   5.52%   17,600,000  14,684,445  17,600,000   2,915,555
    Sunset Creek                  148  Lancaster, CA    80/20       Mar-88   5.48%    8,275,000   6,155,801   6,482,000     326,199
    Sunset Downs                  264  Lancaster, CA    80/20       Feb-87   5.48%   15,000,000  11,360,289  11,750,000     389,711
    Sunset Terrace                184  Lancaster, CA    80/20       Feb-87   5.48%   10,350,000   8,014,072   8,108,000      93,928
    Sunset Village                204  Lancaster, CA    80/20       Mar-88   5.48%   11,375,000   8,819,548   8,910,000      90,452
                                -------                                     -------------------------------------------------------
      Total Stabilized Bonds     1,085                                       5.49%   62,600,000  49,034,155  52,850,000   3,815,845
                                =======                                     =======================================================

  Construction:
    Chandler Creek                216  Round Rock, TX   LIHTC       Oct-00   8.50%   15,850,000  15,908,839  15,850,000     (58,839)
    Chandler Creek                 *   Round Rock, TX   Taxable     Oct-00   9.75%      350,000     350,000     350,000         -
                                -------                                     -------------------------------------------------------
      Total Construction
        Bonds                     216                                        8.53%   16,200,000  16,258,839  16,200,000     (58,839)
                                =======                                     =======================================================

  Rehabilitation:
    None                           0                                         0.00%          -           -           -           -
                                -------                                     -------------------------------------------------------
      Total Rehabilitation
        Bonds                      0                                         0.00%          -           -           -           -
                                =======                                     =======================================================

                                -------                                     -------------------------------------------------------
Total Year-to-Date Repayments    1,301                                       6.12%   78,800,000  65,292,994  69,050,000   3,757,006
                                =======                                     =======================================================

Note Receivable:
  Clarendon Hills                                                                                 6,600,000   6,600,000
                                                                                               ------------------------------------
Total Revenue Bonds and Notes Repayments                                                         71,892,994  75,650,000   3,757,006
                                                                                               ====================================


                                                               Page 19


CharterMac                                                                                                        First Quarter 2002
       Capital Solutions                                                                                        Supplemental Analyst
                                                                                                                             Package

                                             Construction and Rehabilitation Bond Status
                                                            (unaudited)


                                                                                                     Minimum
                                                                              Month/                  Stated    Estimated
                                                                      Bond     Year    Face Amount   Interest  Completion  Letter of
                                         Units     Location           Type   Acquired    of Bond       Rate       Date    Credit Put
                                      ----------------------------------------------------------------------------------------------

Construction (includes tax-exempt and taxable construction bonds):
  Arbors at Creekside                    176   Austin, TX             LIHTC   Jun-01     8,600,000    8.00%      08/16/2002    Yes
  Belmont Heights Estates                201   Tampa, FL              LIHTC   Jun-01     7,850,000    8.15%      12/31/2002    No
  Bluffview                              250   Denton, TX             LIHTC   May-01    10,700,000    8.60%      06/01/2002    No
  Blunn Creek                            280   Austin, TX             LIHTC   Aug-01    15,000,000    7.90%      10/31/2002    No
  Chapel Ridge at Lowell                 126   Lowell, AR             LIHTC   May-01     5,500,000    5.50%   closed in escrow No
  Circle S                               200   Austin, TX             LIHTC   Feb-02     9,300,000    7.50%      01/31/2003    Yes
  Circle S                                *    Austin, TX             LIHTC   Feb-02     1,925,000    8.75%           *        Yes
  Cobb Park                              172   Ft. Worth, TX          LIHTC   Jul-01     7,500,000    7.90%      09/30/2002    No
  Cobb Park                               *    Ft. Worth, TX          LIHTC   Jul-01       285,000    9.50%           *        No
  Greenbridge at Buckingham              242   Richardson, TX        501(c)3  Nov-00    19,735,000    7.40%      08/01/2002    Yes
  Greenbridge at Buckingham               *    Richardson, TX        501(c)3  Nov-00       350,000    10.00%          *        Yes
  Hidden Grove                           222   Miami, FL              LIHTC   Sep-00     8,600,000    7.40%      02/28/2002    Yes
  Hillside                               236   Dallas, TX             LIHTC   Dec-01    12,500,000    7.90%      03/31/2003    Yes
  Hillside                                *    Dallas, TX             LIHTC   Dec-01       400,000    9.25%           *        Yes
  Knollwood Villas                       264   Denton, TX             LIHTC   May-01    13,750,000    8.60%      06/01/2002    No
  Lakeline                               264   Leander, TX           501(c)3  Nov-01    21,000,000    8.10%      09/30/2002    Yes
  Lakeline                                *    Leander, TX           501(c)3  Nov-01       550,000    9.65%           *        Yes
  Lakewood Terrace                       152   Belton, MO             LIHTC   Aug-01     7,650,000    7.90%      09/01/2002    Yes
  Magnolia Arbors                        250   Covington, GA          LIHTC   Apr-01    12,500,000    7.50%      08/30/2002    Yes
  Magnolia Arbors                         *    Covington, GA         Taxable  Apr-01     1,000,000    8.95%           *        Yes
  Midtown Square                         144   Columbus, GA           LIHTC   Jun-01     5,600,000    7.40%      09/01/2002    Yes
  Midtown Square                          *    Columbus, GA          Taxable  Jun-01       235,000    8.95%           *        Yes
  Oak Hollow                             150   Dallas, TX             LIHTC   Dec-01     8,625,000    7.90%      03/31/2003    Yes
  Palm Terrace                           80    Auburn, CA             LIHTC   Aug-01     4,460,000    8.40%      03/31/2003    Yes
  Palm Terrace                            *    Auburn, CA             LIHTC   Aug-01     1,542,381    9.50%      03/31/2003    Yes
  Princess Anne House                    186   Virginia Beach, VA     LIHTC   Apr-00     7,500,000    7.50%      05/01/2002    Yes
  Princess Anne House                     *    Virginia Beach, VA     LIHTC   Apr-00       125,000    9.50%           *        Yes
  Red Hill Villas                        168   Round Rock, TX         LIHTC   Dec-00     9,900,000    8.40%      01/15/2002    No
  Red Hill Villas                         *    Round Rock, TX         LIHTC   Dec-00       400,000    9.50%           *        No
  River's Edge                           190   Green Island, NY       LIHTC   Nov-01    15,000,000    7.70%      12/01/2002    No
  Riverside Meadows                      248   Austin, TX             LIHTC   Dec-01    11,500,000    7.50%      02/28/2003    No


                                                               Page 20


CharterMac                                                                                                        First Quarter 2002
       Capital Solutions                                                                                        Supplemental Analyst
                                                                                                                             Package

                                             Construction and Rehabilitation Bond Status
                                                            (unaudited)


                                                                                                     Minimum
                                                                              Month/                  Stated    Estimated
                                                                      Bond     Year    Face Amount   Interest  Completion  Letter of
                                         Units     Location           Type   Acquired    of Bond       Rate       Date    Credit Put
                                      ----------------------------------------------------------------------------------------------

  Riverside Meadows                        *   Austin, TX             LIHTC   Dec-01       200,000    8.75%         *          No
  Running Brook                           186  Miami, FL              LIHTC   Sep-00     8,495,000    7.40%    02/22/2002      Yes
  West Meadows                            216  Colorado Springs, CO   LIHTC   Dec-01    13,000,000    7.25%    01/31/2003      Yes
  West Oaks                               168  Houston, TX            LIHTC   Feb-02    10,150,000    7.50%    08/31/2002      Yes
  Westlake Village                        150  Jackson, NJ            LIHTC   Nov-01     6,425,000    7.20%    07/31/2003      Yes
  Westlake Village                         *   Jackson, NJ            LIHTC   Nov-01       575,000    8.00%         *          Yes
  White Rock                              336  San Antonio, TX       501(c)3  Dec-01    20,345,000    7.75%    04/15/2003      Yes
  White Rock                               *   San Antonio, TX       501(c)3  Dec-01       430,000    9.50%         *          Yes
                                      ---------                                      -------------------------
    Total Construction Bonds             5,257                                         289,202,381    7.79%
                                      ---------                                      -------------------------



Rehabilitation (includes tax-exempt and taxable rehab bonds):
  Faircliff Plaza                         80   Washington, DC        LIHTC    Mar-02    7,000,000     7.90%    01/01/2003      No
  Mecca Vineyards                         268  Indio, CA             LIHTC    Nov-01   13,040,000     7.75%    11/30/2002      No
  Mecca Vineyards                          *   Indio, CA             LIHTC    Nov-01    1,500,000     7.25%         *          No
  Mecca Vineyards                          *   Indio, CA             LIHTC    Nov-01      360,000     9.00%         *          No
  Merchandise Mart                        213  St. Louis, MO         LIHTC    Oct-01   25,000,000     7.50%    02/28/2003      Yes
  Oakwood Manor                           200  Little Rock, AR       LIHTC    Jun-01    5,010,000     8.50%    07/01/2002      No
  Oakwood Manor                            *   Little Rock, AR       LIHTC    Jun-01      440,000     7.65%         *          No
  Oakwood Manor                            *   Little Rock, AR       LIHTC    Jun-01      765,000     9.50%         *          No
  Ocean Ridge                             192  Federal Way, WA       LIHTC    Dec-01    6,675,000     7.75%    08/31/2002      No
  Ocean Ridge                              *   Federal Way, WA       LIHTC    Dec-01    2,325,000     8.75%         *          No
  Sherwood Lake                           149  Tampa, FL             LIHTC    Apr-01    4,100,000     8.45%    08/31/2002      No
  Silverwood                              107  Lakewood, WA          LIHTC    Dec-01    3,300,000     8.00%    06/30/2002      No
  Silverwood                               *   Lakewood, WA          LIHTC    Dec-01      525,000     8.75%         *          No
  Valley View & Summertree                240  Little Rock, AR       LIHTC    Oct-01    8,655,000     8.00%    03/31/2003      No
  Valley View & Summertree                 *   Little Rock, AR       LIHTC    Oct-01      545,000     7.45%         *          No
                                      ---------                                      -------------------------
    Total Rehabilitation Bonds           1,449                                         79,240,000     7.85%
                                      ---------                                      -------------------------

                                      ---------                                      -------------------------
Total Construction and Rehab Bonds       6,706                                         368,442,381    7.80%
                                      =========                                      =========================


                                                               Page 21

CharterMac                                                    First Quarter 2002
       Capital Solutions                            Supplemental Analyst Package

--------------------------------------------------------------------------------
                              Reporting Definitions
--------------------------------------------------------------------------------

                  CharterMac - means Charter Municipal Mortgage
              Acceptance Company and its consolidated subsidiaries.

501(c)3 Bonds - Revenue Bonds issued to finance low income multi-family projects and facilities owned by charities.

80/20 Properties - generally pre-1987 affordable housing bond properties for which there is a minimum set-aside of 20% of the property's units for renters at 80% or less of area median income.

Affordable Housing - CharterMac's revenue bond investments are generally collateralized by mortgages on affordable housing properties which are highly competitive and comparable to class B to class A multifamily properties.

Cash Available for Distribution ("CAD") - a primary measure of dividend paying ability. Differences between CAD and net income result from variations between GAAP and cash received

CAD Payout Ratio - the ratio of dividends paid per share to CAD per share.

Completion Date - for construction or rehabilitation Revenue Bonds, the estimated date that such activity will be fully complete on the underlying mortgaged property.

Construction Bonds - Revenue Bonds acquired by CharterMac may have properties in construction as underlying collateral. Generally, such bonds are additionally secured by a construction letter of for the full bond face amount so that CharterMac assumes no construction risk.

CRA Convertible Preferred Shares ("CRA Shares") - means the Convertible Community Reinvestment Act Preferred Shares issued by CharterMac. These CRA shares have a preference with regard to an allocation of CRA credits available on CharterMac's revenue bonds. CRA shares are economically the same as common shares and dividends for both are the same with no preference in liquidation or dividend payment. For presentation purposes, both basic and diluted per share data include both common and CRA shares.

Dividend Yield - Current annualized dividend per share divided by the current market price. Currently, CharterMac's income is approximately 96% tax-exempt. The Tax Adjusted Dividend Yield, takes into account CharterMac's tax-exempt income and a 38.6% effective tax rate to compute a taxable equivalent yield.

Equity Market Capitalization - The total of common equity market capitalization (common and CRA shares at market price) plus the sum of all preferred shares at their liquidation preference totals.

Fair Value - the estimated fair market value of a Revenue Bond.

Fixed Charge Coverage - Net income plus GAAP interest expense plus preferred dividend distributions divided by GAAP interest expense plus preferred dividend distributions.

GAAP - Generally Accepted Accounting Principles in the United States.

Interest Expense and Fees Coverage - Net income plus total GAAP interest expense and recurring fees related to the TOPs divided by total GAAP interest expense plus recurring fees related to the TOPs.

Lease-Up - Revenue Bonds whose underlying properties have completed construction/rehabilitation and have not achieved occupancy above 90% for three consecutive months. This lease-up definition may differ from the definition of stabilization in individual Bond Documents.

LIHTC - means the Low Income Housing Tax Credit pursuant to Section 42 of the Internal Revenue Code. LIHTC Revenue Bonds have the additional enhancement of such credits which should further mitigate credit risk and the potential for default. Minimum set-asides required by federal guidelines are 40% of the property's units for renters at 60% or less of area median income or 20% for renters at 50% or less of median income. In many localities, minimum set-asides exceed these limits. Most of CharterMac's recent originations are LIHTC revenue bonds.

Occupancy Date - for construction and rehabilitation Revenue Bonds, the estimated date of initial occupancy for the underlying mortgaged property.

Par Value - the face amount of a Revenue Bond.

per Share - both basic and diluted per share calculations include both common and CRA shares. The difference, if any, between basic and diluted shares is the dilutive effect of any stock options.

PFloats - a securitized debt program used by CharterMac to finance a portion of its bond acquisition activities.

Rehabilitation - Revenue Bonds acquired by CharterMac may have as mortgage collateral underlying properties undergoing extensive internal and/or external rehabilitation. In some cases, such bonds are additionally secured by a construction letter of credit for the full amount of the bond.

Revenue Bonds - primarily means a multifamily housing revenue bond secured by a first or second mortgage on a multifamily property.

Securitized Debt - CharterMac's debt is securitized by certain Revenue Bonds which are used as collateral. CharterMac's two debt programs are PFloats and TOPs.

Stabilized Operations - the date a newly constructed or rehabilitated property reaches stabilized occupancy, generally similar to market occupancy or above 90% for three consecutive months.

Start Date - the starting period for which construction or rehabilitation begins.

TOPs - a securitized debt program used by CharterMac to finance a portion of its bond acquisition activities.

Total Market Cap - Total Market Capitalization is the sum of CharterMac's equity market cap, preferred shares, minority interest in subsidiary and outstanding debt.

Underlying Properties - means the multifamily housing properties securing the Revenue Bonds and other investments owned by CharterMac.


                                 Page 22 of 22